Exhibit 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheets

                              ABS New Transaction


                           Computational Materials
                           -----------------------


                                $1,954,000,000
                                 (Approximate)


                                  CWABS, Inc.
                                   Depositor


                          ASSET-BACKED CERTIFICATES,
                                SERIES 2005-13


                        [COMPANY LOGO] Countrywide(SM)
                                  HOME LOANS
                          Seller and Master Servicer

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------

Preliminary Term Sheet                                   Date: November 3, 2005


                                                    $1,954,000,000 (Approximate)
                                           CWABS Asset-Backed Certificates, Series 2005-13

===================================================================================================================================
                                                                                        Last
                                                                      Expected       Scheduled
             Principal            WAL           Payment Window         Ratings      Distribution
Class (1)    Amount(2)        Call/Mat(3)      (Mos) Call/Mat (3) (S&P/Moody's)(4)      Date              Certificate Type
-----        ------           --------         --------------     _____________         ----              ----------------
 AF-1(5)    $98,423,000      1.00 / 1.00        1 - 22 / 1 - 22        AAA/Aaa        Apr 2025      Floating Rate Senior Sequential
 AF-2(5)    $18,126,000      2.00 / 2.00       22 - 26 / 22 - 26       AAA/Aaa        Jan 2027       Fixed Rate Senior Sequential
 AF-3(5)    $60,725,000      3.00 / 3.00       26 - 52 / 26 - 52       AAA/Aaa        Feb 2033       Fixed Rate Senior Sequential
 AF-4(5)    $17,018,000      5.00 / 5.00       52 - 70 / 52 - 70       AAA/Aaa        Jun 2034       Fixed Rate Senior Sequential
 AF-5(5)    $26,208,000      7.02 / 10.59      70 - 87 / 70 - 234      AAA/Aaa        Apr 2036       Fixed Rate Senior Sequential
 AF-6(5)    $30,000,000      6.21 / 6.75       37 - 87 / 37 - 232      AAA/Aaa        Feb 2036         Fixed Rate Senior Lockout
 MF-1(5)     $8,550,000      5.58 / 6.66       37 - 87 / 37 - 192      AA+/Aa1        Feb 2036           Fixed Rate Mezzanine
 MF-2(5)     $8,100,000      5.58 / 6.64       37 - 87 / 37 - 185      AA+/Aa2        Feb 2036           Fixed Rate Mezzanine
 MF-3(5)     $4,800,000      5.58 / 6.61       37 - 87 / 37 - 176      AA/Aa3         Jan 2036           Fixed Rate Mezzanine
 MF-4(5)     $4,350,000      5.58 / 6.59       37 - 87 / 37 - 170       AA/A1         Jan 2036           Fixed Rate Mezzanine
 MF-5(5)     $3,750,000      5.58 / 6.56       37 - 87 / 37 - 164       A+/A2         Dec 2035           Fixed Rate Mezzanine
 MF-6(5)     $3,900,000      5.58 / 6.52       37 - 87 / 37 - 158       A/A3          Nov 2035           Fixed Rate Mezzanine
 MF-7(5)     $3,150,000      5.58 / 6.47       37 - 87 / 37 - 150      A-/Baa1        Oct 2035           Fixed Rate Mezzanine
 MF-8(5)     $3,000,000      5.58 / 6.41       37 - 87 / 37 - 142     BBB+/Baa2       Sep 2035           Fixed Rate Mezzanine
  BF(5)      $3,000,000      5.58 / 6.31       37 - 87 / 37 - 134     BBB-/Baa3       Jul 2035          Fixed Rate Subordinate
2-AV-1(6)   $714,112,000     2.50 / 2.67        1 - 87 / 1 - 186       AAA/Aaa        Apr 2036           Floating Rate Senior
3-AV-1(7)   $285,365,000     1.00 / 1.00        1 - 21 / 1 - 21        AAA/Aaa        Nov 2026           Floating Rate Senior
3-AV-2(7)   $90,082,000      2.07 / 2.07       21 - 28 / 21 - 28       AAA/Aaa        Apr 2029           Floating Rate Senior
3-AV-3(7)   $192,152,000     3.50 / 3.50       28 - 69 / 28 - 69       AAA/Aaa        Oct 2034           Floating Rate Senior
3-AV-4(7)   $73,189,000      6.96 / 8.71       69 - 87 / 69 - 191      AAA/Aaa        Apr 2036           Floating Rate Senior
 MV-1(8)    $63,750,000      4.83 / 5.29       40 - 87 / 40 - 158      AA+/Aa1        Mar 2036          Floating Rate Mezzanine
 MV-2(8)    $56,950,000      4.78 / 5.22       39 - 87 / 39 - 151      AA/Aa2         Mar 2036          Floating Rate Mezzanine
 MV-3(8)    $34,850,000      4.76 / 5.17       38 - 87 / 38 - 143       AAAa3         Feb 2036          Floating Rate Mezzanine
 MV-4(8)    $32,300,000      4.74 / 5.13       38 - 87 / 38 - 137      AA-/A1         Feb 2036          Floating Rate Mezzanine
 MV-5(8)    $28,050,000      4.74 / 5.10       38 - 87 / 38 - 130       A+/A2         Jan 2036          Floating Rate Mezzanine
 MV-6(8)    $27,200,000      4.73 / 5.04       37 - 87 / 37 - 123       A/A3          Jan 2036          Floating Rate Mezzanine
 MV-7(8)    $24,650,000      4.72 / 4.97       37 - 87 / 37 - 114      A-/Baa1        Dec 2035          Floating Rate Mezzanine
 MV-8(8)    $19,550,000      4.72 / 4.88       37 - 87 / 37 - 104     BBB+/Baa2       Oct 2035          Floating Rate Mezzanine
  BV(8)     $18,700,000      4.70 / 4.72       37 - 87 / 37 - 94      BBB-/Baa3       Aug 2035         Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
  Total:   $1,954,000,000
===================================================================================================================================


    (1) The margins on the Class 2-AV-1, Class 3-AV-1, Class 3-AV-2, Class 3-AV-3 and Class 3-AV-4 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by 0.50% after the Clean-up Call date.
    (2) The principal balance of each Class of Certificates is subject to a 10% variance.
    (3) See "Pricing Prepayment Speed" below.
    (4) Rating Agency Contacts: James Taylor, Standard & Poors, 212.438.6067; [Earl Bandy, Moody's Investors Service, 212.553.7985].
    (5) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate (s) related to the other loan group(s).
    (6) The Class 2-AV-1 Certificates are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
    (7) The Class 3-AV-1, Class 3-AV-2, Class 3-AV-3 and Class 3-AV-4 Certificates (collectively the "Class 3-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
    (8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Trust:                         Asset-Backed Certificates, Series 2005-13.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager), Banc of America
                               Securities LLC (Co-Manager) and Barclays Capital Inc. (Co-Manager).

Trustee:                       The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:       The "Fixed Rate Certificates" consist of the Class AF Certificates
                               (other than the Class AF-1 Certificates) and the Fixed Rate Subordinate
                               Certificates.

Floating Rate Certificates:    The "Floating Rate Certificates" consist of the Class AF-1, Class
                               2-AV-1 and Class 3-AV Certificates and the Floating Rate Subordinate
                               Certificates.

Senior Certificates:           Together, the Class 2-AV-1 Certificates and Class 3-AV Certificates
                               (collectively, the "Class AV Certificates") and the Class AF
                               Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:          The Senior Certificates and the Subordinate Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class CF, Class PF, Class
                               CV, Class PV and Class A-R Certificates. Certificates are referred as

                               The Offered Certificates and Non-Offered together to herein the
                               "Certificates."

Federal Tax Status:            It is anticipated that the Certificates (other than the Class A-R
                               Certificates) will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through
                               DTC, Clearstream and the Euroclear System.

Statistical Pool
 Calculation Date:             November 1, 2005.

Cut-off Date:                  As to any Mortgage Loan, the later of November 1, 2005 and the origination date of such Mortgage Loan.

Expected Pricing Date:         November [3], 2005.

Expected Closing Date:         November [21], 2005.

Expected Settlement Date:      November [21], 2005.

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in December 2005.

Accrued Interest:              The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling The price to be paid by investors for the Fixed Rate Certificates will include flat).
                               accrued interest from November 1, 2005 up to, but not including, the
                               Settlement Date.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution
                               Date, the Closing Date) and ending on the day prior to such
                               Distribution Date (on an actual/360 day basis). The "Interest Accrual
                               Period" for each Distribution Date with respect to the Fixed Rate
                               Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue
                               Code of 1986, as amended, subject to certain considerations as described in the prospectus.

SMMEA Eligibility:             The Senior Certificates, Class [MF-1, Class MF-2, Class MF-3, Class
                               MF-4, Class MV-1, Class MV-2, Class MV-3 and the Class MV-4]
                               Certificates will constitute "mortgage related securities" for the purposes of SMMEA. The remaining Certificates will not constitute
                               "mortgage related securities" for purposes of SMMEA

Optional Termination:          The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                               ------------------------------------------------------------------------------
                               Fixed Rate Mortgage Loans (Group 1)
                               ------------------------------------------------------------------------------
                               100% PPC assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                               ------------------------------------------------------------------------------

                               ------------------------------------------------------------------------------
                               Adjustable Rate Mortgage Loans (Group 2 and Group 3)
                               ------------------------------------------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22%
                               CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing
                               1/4th of 20% CPR for each month thereafter, decreasing to 30% CPR in
                               Month 42 and remaining constant at 30% CPR from month 43 and thereafter; provided, however, the prepayment rate will not exceed 85%
                               CPR per annum in any period for any percentage of PPC.
                               ------------------------------------------------------------------------------


Mortgage Loans:                The collateral tables included in these Computational Materials as
                               Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation Date (the
                               "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain
                               Mortgage Loans may be prepaid or otherwise deleted from the pool of
                               Mortgage Loans delivered to the Trust on the Closing Date (the "Closing
                               Date Pool"). The characteristics of the Closing Date Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $1,319,264,171 (the
                               "Mortgage Loans") of which: (i) approximately $197,809,381 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories
                               (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans"), (ii)
                               approximately $591,926,549 were adjustable rate conforming balance
                               Mortgage Loans made to borrowers with credit-blemished histories (the
                               "Group 2 Mortgage Loans"), and (iii) approximately $529,528,241 were adjustable rate nonconforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3 Mortgage Loans" and, together with the Group 2 and Group 3 Mortgage Loans, the "Adjustable
                               Rate Mortgage Loans").

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



Pre-Funded Amount:             A deposit of not more than $[500,000,000] (the "Pre-Funded Amount")
                               will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date through December 30, 2005 (the
                               "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the
                               "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding
                               Period, the Final Pool of Mortgage Loans will be comprised of approximately [$300,000,000] of Group 1 Mortgage Loans, approximately
                               [$896,000,000] of Group 2 Mortgage Loans and approximately
                               [$804,000,000] of Group 3 Mortgage Loans. Any portion of the Pre-Funded
                               Amount remaining on the last day of the Funding Period will be distributed as principal of the applicable Senior Certificates on the immediately following Distribution Date.

Pass-Through Rate:             The Pass-Through Rate for each class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such class, and (b) the related Net Rate Cap.

                               The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net Mortgage Rate:    The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                               Class
                               -----------------------------------------------------------------------------
                               AF and Fixed         The weighted average Adjusted Net Mortgage Rate of
                               Rate Subordinate     the Group 1 Mortgage Loans (adjusted, in the case
                                                    of the Class AF-1 Certificates, to an effective
                                                    rate reflecting the accrual of interest on an
                                                    actual/360 basis).
                               -----------------------------------------------------------------------------
                               2-AV-1               The weighted average Adjusted Net Mortgage Rate of
                                                    the Group 2 Mortgage Loans (adjusted to an
                                                    effective rate reflecting the accrual of interest
                                                    on an actual/360 basis) minus the percentage
                                                    equivalent of a fraction, the numerator of which
                                                    is the Net Swap Payment (multiplied by 360 divided
                                                    by the actual number of days in the related
                                                    accrual period) or Swap Termination Payment (other
                                                    than a Swap Termination Payment due to a Swap
                                                    Provider Trigger Event) owed by the trust and the
                                                    denominator of which is the aggregate Stated
                                                    Principal Balance of the Group 2 and Group 3
                                                    Mortgage Loans.
                               -----------------------------------------------------------------------------
                               3-AV                 The weighted average Adjusted Net Mortgage Rate of
                                                    the Group 3 Mortgage Loans (adjusted to an
                                                    effective rate reflecting the accrual of interest
                                                    on an actual/360 basis) minus the percentage
                                                    equivalent of a fraction, the numerator of which
                                                    is the Net Swap Payment (multiplied by 360 divided
                                                    by the actual number of days in the related
                                                    accrual period) or Swap Termination Payment (other
                                                    than a Swap Termination Payment due to a Swap
                                                    Provider Trigger Event) owed by the trust and the
                                                    denominator of which is the aggregate Stated
                                                    Principal Balance of the Group 2 and Group 3
                                                    Mortgage Loans.

                               -----------------------------------------------------------------------------
                               Floating Rate        The weighted average of the Net Rate Cap of the
                               Subordinate          Group 2 Mortgage Loans and the Net Rate Cap of the
                                                    Group 3 Mortgage Loans, weighted on the basis of
                                                    the excess of the principal balance of the related
                                                    Mortgage Loans plus the amounts in the Pre-Funding
                                                    Account allocable to the Group 2 Mortgage Loans
                                                    and Group 3 Mortgage Loans over the principal
                                                    balance of the related Senior Certificates minus
                                                    the percentage equivalent of a fraction, the
                                                    numerator of which is the Net Swap Payment
                                                    (multiplied by 360 divided by the actual number of
                                                    days in the related accrual period) or Swap
                                                    Termination Payment
                               -----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------





                               -----------------------------------------------------------------------------
                                                    (other than a Swap Termination Payment due to a
                                                    Swap Provider Trigger Event) owed by the trust and
                                                    the denominator of which is the aggregate Stated
                                                    Principal Balance of the Group 2 and Group 3
                                                    Mortgage Loans.
                               -----------------------------------------------------------------------------
Net Rate Carryover:            For any class of Senior Certificates and Subordinate Certificates and
                               any Distribution Date, the "Net Rate Carryover" will equal the sum of
                               (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net
                               Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable
                               Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate Certificates
                               Priority of Distributions" and "Floating Rate Certificates Priority of
                               Distributions" below.

Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates, as the case may be:

                                     1) Subordination
                                     2) Overcollateralization
                                     3) Net Cashflow
                                     4) Swap Payments (if any)


                               -----------------------------------------------------------------------------
                                    Class        S&P/ Moody's     Initial Target     Target Subordination
                                                                  Subordination           at Stepdown
                               -----------------------------------------------------------------------------
                               AF                   AAA/Aaa           17.60%               35.20%
                               -----------------------------------------------------------------------------
                               MF-1                 AA+/Aa1           14.75%               29.50%
                               -----------------------------------------------------------------------------
                               MF-2                 AA+/Aa2           12.05%               24.10%
                               -----------------------------------------------------------------------------
                               MF-3                 AA/Aa3            10.45%               20.90%
                               -----------------------------------------------------------------------------
                               MF-4                  AA/A1             9.00%               18.00%
                               -----------------------------------------------------------------------------
                               MF-5                  A+/A2             7.75%               15.50%
                               -----------------------------------------------------------------------------
                               MF-6                  A/A3              6.45%               12.90%
                               -----------------------------------------------------------------------------
                               MF-7                 A-/Baa1            5.40%               10.80%
                               -----------------------------------------------------------------------------
                               MF-8                BBB+/Baa2           4.40%                8.80%
                               -----------------------------------------------------------------------------
                               BF                  BBB-/Baa3           3.40%                6.80%
                               -----------------------------------------------------------------------------
                               2-AV-1 / 3-AV        AAA/Aaa           20.30%               40.60%
                               -----------------------------------------------------------------------------
                               MV-1                 AA+/Aa1           16.55%               33.10%
                               -----------------------------------------------------------------------------
                               MV-2                 AA/Aa2            13.20%               26.40%
                               -----------------------------------------------------------------------------
                               MV-3                  AAAa3            11.15%               22.30%
                               -----------------------------------------------------------------------------
                               MV-4                 AA-/A1             9.25%               18.50%
                               -----------------------------------------------------------------------------
                               MV-5                  A+/A2             7.60%               15.20%
                               -----------------------------------------------------------------------------
                               MV-6                  A/A3              6.00%               12.00%
                               -----------------------------------------------------------------------------
                               MV-7                 A-/Baa1            4.55%                9.10%
                               -----------------------------------------------------------------------------
                               MV-8                BBB+/Baa2           3.40%                6.80%
                               -----------------------------------------------------------------------------
                               BV                  BBB-/Baa3           2.30%                4.60%
                               -----------------------------------------------------------------------------

 Subordination:                The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating
                               Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the Subordinate
                               Certificates in a certificate group, Certificates with a higher class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower class designation.

Fixed Rate
 Overcollateralization Target: Prior to the Fixed Rate Stepdown Date, the initial
                               Overcollateralization Target for the Fixed Rate Mortgage Loans will be equal to 3.40% of the sum of the aggregate principle balance of the
                               Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the
                               Pre-Funded Amount allocable to Loan


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                               Group 1 (the "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be 2.30%.

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate
                               Overcollateralization Target will be equal to 6.80% of the principal balance of the Fixed Rate Mortgage Loans for the related Distribution
                               Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Group 1.

                               However, if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate
                               Overcollateralization Target will be equal to the Fixed Rate
                               Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
 Overcollateralization Target: Prior to the Adjustable Rate Stepdown Date, the initial
                               Overcollateralization Target for the Adjustable Rate Mortgage Loans
                               will be equal to 2.30% of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the
                               portion of the Pre-Funded Amount allocable to the Adjustable Rate
                               Mortgage Loans (the "Initial Adjustable Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be 2.30%.

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate
                               Overcollateralization Target will be equal to 4.60% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related
                               Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor")
                               of 0.50% of the sum of the aggregate principal balance of the
                               Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to the Adjustable Rate Mortgage
                               Loans. . However, if an Adjustable Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Adjustable
                               Rate Overcollateralization Target will be equal to the Adjustable Rate
                               Overcollateralization Target on the prior Distribution Date.

Corridor Contract:             The Trust will include one Corridor Contract for the benefit of the
                               Class AF-1 Certificates (the "Class AF-1 Corridor Contract". Payments
                               to the Trust from the Class AF-1 Corridor Contract will be calculated based on the lesser of the notional amount of the Class AF-1 Corridor
                               Contract and the principal balance of the Class AF-1 Certificates.
                               After the Closing Date, the notional amount of the Class AF-1 Corridor
                               Contract will amortize down pursuant to an amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the Class AF-1 Certificates. With respect to each Distribution Date, payments received on the Class AF-1
                               Corridor Contract will be available to pay the holders of the Class
                               AF-1 Certificates any related Net Rate Carryover. Any amounts received on the Corridor Contract on a Distribution Date that are not used to pay any Net Rate Carryover on the Class AF-1 Certificates on such
                               Distribution Date will be distributed to the holder of the Class CF
                               Certificates and will not be available for payments of any Net Rate
                               Carryover on Certificates on future Distribution Dates.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------




Swap Contract:                 On the Closing Date, Countrywide will enter into and then assign to the
                               Trust a Swap Contract with notional amount as shown in an appendix hereto. Under the Swap Contract, the Trust will be obligated to pay an amount, solely from collections on the Group 2 and Group 3 Mortgage
                               Loans, equal to [4.820]% per annum on the notional amount as set forth in the Swap Contract to the swap provider (on a 30/360 basis) and the
                               Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Contract from the swap provider (on an actual/360 basis), until the Swap Contract is terminated. Only the net amount of the two obligations will be paid by the appropriate party (the "Net Swap Payment") on each Distribution
                               Date. Any Net Swap Payment due to the swap provider on any Distribution
                               Date will generally be paid prior to Certificateholders. Generally, the
                               Net Swap Payment will be deposited into a swap account (the "Swap
                               Account") by the swap administrator pursuant to the Pooling and
                               Servicing Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement. Upon early termination of the Swap Contract, the Trust or the swap provider may be obligated to make a termination payment (the "Swap Termination
                               Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Contract and will be paid on the related Distribution Date and on any subsequent
                               Distribution Date until paid in full. In the event that the Trust is required to make a Swap Termination Payment, payments generally will be paid prior to distributions to Certificateholders.

Fixed Rate Trigger Event:      Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate
                               Cumulative Loss Trigger Event.

Adjustable Rate Trigger
Event:                         Either an Adjustable Rate Delinquency Trigger Event or an Adjustable
                               Rate Cumulative Loss Trigger Event.

Fixed Rate
Delinquency Trigger Event:     With respect to the Class AF and Fixed Rate Subordinate Certificates, a
                               "Fixed Rate Delinquency Trigger Event" will be in effect for any
                               Distribution Date on or after the Fixed Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate
                               Mortgage Loans equals or exceeds [49.00]% times the Fixed Rate Senior
                               Enhancement Percentage.

                               As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Fixed Rate Stepdown
                               Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date, over
                               (ii) the sum of the certificate principal balances of the Class AF
                               Certificates as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding
                               Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With respect to the Class AF and Fixed Rate Subordinate Certificates, a
                               "Fixed Rate Cumulative Loss Trigger Event" will be in effect for any
                               Distribution Date on or after the Fixed Rate Stepdown Date if the aggregate amount of realized losses on the Fixed Rate Mortgage Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the
                               portion of the Pre-Funded Amount allocable to Loan Group 1, as set forth below:

                                   Period (month)               Percentage
                                   --------------               ----------
                                   25 - 36                      [0.75%] with respect to December 2007,
                                                                plus an additional 1/12th of [0.75]%
                                                                for each month thereafter
                                   37 - 48                      [1.50 %] with respect to December
                                                                2008, plus an additional 1/12th of
                                                                [1.00]% for each month thereafter
                                   49 - 60                      [2.50 %] with respect to December
                                                                2009, plus an additional 1/12th of
                                                                [0.75]% for each month thereafter


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------




                                   61 - 72                      [3.25 %] with respect to December
                                                                2010, plus an additional 1/12th of
                                                                [0.50]% for each month thereafter
                                   73+                          [3.75 %]

Adjustable Rate
Delinquency Trigger Event:     With respect to the Floating Rate Certificates (other than the Class
                               AF-1 Certificates), an "Adjustable Rate Delinquency Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate
                               Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate Mortgage Loans equals or exceeds [30.00]%
                               times the Adjustable Rate Senior Enhancement Percentage.

                               As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Adjustable Rate
                               Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding
                               Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates as of the immediately preceding master servicer advance date, and the denominator of which is equal to
                               (b) the aggregate principal balance of the Adjustable Rate Mortgage
                               Loans for the preceding Distribution Date.

Adjustable Rate Cumulative
Loss Trigger Event:            With respect to the Floating Rate Certificates (other than the Class
                               AF-1 Certificates), an "Adjustable Rate Cumulative Loss Trigger Event"
                               will be in effect for any Distribution Date on and after the Adjustable
                               Rate Stepdown Date if the aggregate amount of realized losses on the
                               Adjustable Rate Mortgage Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Adjustable Rate Mortgage
                               Loans as of the Cut-off Date and the portion of Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans, as set forth below:

                                   Period (month)               Percentage
                                   --------------               ----------

                                   25 - 36                      [1.50 %] with respect to December
                                                                2007, plus an additional 1/12th of
                                                                [1.75]% for each month thereafter
                                   37 - 48                      [3.25 %] with respect to December
                                                                2008, plus an additional 1/12th of
                                                                [1.50]% for each month thereafter
                                   49 - 60                      [4.75 %] with respect to December
                                                                2009, plus an additional 1/12th of
                                                                [1.50]% for each month thereafter
                                   61 - 72                      [6.25 %] with respect to December
                                                                2010, plus an additional 1/12th of
                                                                [0.50]% for each month thereafter
                                   73+                          [6.75 %]

Fixed Rate Stepdown Date:      The earlier to occur of:
                                   (i)  the Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is reduced to zero; and
                                   (ii) the later to occur of:
                                            a. the Distribution Date in December 2008
                                            b. the first Distribution Date on which the aggregate
                                               certificate principal balance of the Class AF
                                               Certificates is less than or equal to 64.80% of the
                                               principal balance of the Fixed Rate Mortgage Loans for
                                               such Distribution Date.

Adjustable Rate
Stepdown Date:                 The earlier to occur of:
                                   (i)  the Distribution Date on which the aggregate certificate principal balance of the Class AV Certificates is reduced to zero; and
                                   (iii) the later to occur of:
                                            a. the Distribution Date in December 2008

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                            b. the first Distribution Date on which the aggregate
                                               certificate principal balance of the Class AV
                                               Certificates is less than or equal to 59.40% of the
                                               principal balance of the Adjustable Rate Mortgage Loans
                                               for such Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not covered by Excess
                               Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-8 Certificates, then to the Class MF-7 Certificates, then to the Class MF-6 Certificates, then to the Class MF-5
                               Certificates, then to the Class MF-4 Certificates, then to the Class
                               MF-3 Certificates, then to the Class MF-2 Certificates and last to the
                               Class MF-1 Certificates and (ii) in the case of the Adjustable Rate
                               Mortgage Loans, first to the Class BV Certificates, then to the Class
                               MV-8 Certificates, then to the Class MV-7 Certificates, then to the
                               Class MV-6 Certificates, then to the Class MV-5 Certificates, then to the Class MV-4 Certificates, then to the Class MV-3 Certificates, then to the Class MV-2 Certificates and last to the Class MV-1 Certificates;
                               in each case, until the respective certificate principal balance of each such class of Subordinate Certificates has been reduced to zero.

Fixed Rate Certificates
Priority of Distributions:     Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

                               1)   Interest funds, sequentially, as follows: (a) from interest collections related to the Group 1 Mortgage Loans to each class of
                                    Class AF Certificates, current and unpaid interest, pro rata, then
                                    (b) from remaining interest collections related to the Group 1
                                    Mortgage Loans, current interest, sequentially, to the Class MF-1,
                                    Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class
                                    MF-7, Class MF-8 and Class BF Certificates;

                               2)   Principal funds, sequentially, as follows: (a) to the Class AF
                                    Certificates (as described under "Fixed Rate Principal Paydown"
                                    and "Class AF Principal Distributions"), then (b) sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5,
                                    Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates, each as described under "Fixed Rate Principal Paydown" below;

                               3)   Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate
                                    Subordinate Certificates to build or restore Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target" and
                                    "Fixed Rate Principal Paydown," respectively;

                               4)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class
                                    MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF
                                    Certificates;

                               5)   Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover
                                    related to the Class AF Certificates (after, in the case of the
                                    Class AF-1 Certificates, application of amounts received on the
                                    Class AF-1 Corridor Contract) and the Fixed Rate Subordinate
                                    Certificates (as described below);

                               6)   To restore any Adjustable Rate O/C as described under "Adjustable
                                    Rate Overcollateralization Target" and "Adjustable Rate Principal
                                    Paydown," respectively (after application of the Adjustable Rate
                                    Excess Cashflow);

                               7)   To pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class
                                    MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8
                                    and Class BV Certificates (after application of the Adjustable
                                    Rate Excess Cashflow);

                               8)   To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.

                               Fixed Rate Excess Cashflow available to cover related Net Rate
                               Carryover will generally be distributed to the Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------




                               As described in the prospectus supplement, with respect to the Fixed
                               Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another Loan Group or Groups.

Floating Rate Certificates
Priority of Distributions:     Available funds from the Group 2 and Group 3 Mortgage Loans will be distributed in the following order of priority:

                               1)   From available funds from the Group 2 and Group 3 Mortgage Loans, to the Swap Account, any Net Swap Payment and Swap Termination
                                    Payment for such Distribution Date (other than any swap
                                    termination payment resulting from a swap provider trigger event)
                                    owed to the swap provider;
                               2)   Interest funds, sequentially, as follows: (a) concurrently, (i)
                                    from interest collections related to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates, current and unpaid interest, and
                                    (ii) from interest collections related to the Group 3 Mortgage
                                    Loans, to each class of Class 3-AV Certificates, current and unpaid interest, pro rata based on their entitlements and (b) from any remaining Interest Funds related to all of the Adjustable Rate
                                    Mortgage Loans, current interest, sequentially, to the Class MV-1,
                                    Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class
                                    MV-7, Class MV-8 and Class BV Certificates;
                               3)   Principal funds, sequentially, as follows: (a) concurrently, (i)
                                    from principal collections related to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates, as described below under
                                    "Adjustable Rate Principal Paydown" (ii) from principal
                                    collections related to the Group 3 Mortgage Loans, to the Class
                                    3-AV Certificates as described below under "Adjustable Rate
                                    Principal Paydown" and "Class 3-AV Principal Distributions", and
                                    (b) from remaining principal collections related to all of the
                                    Adjustable Rate Mortgage Loans, sequentially, to the Class MV-1,
                                    Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class
                                    MV-7, Class MV-8 and Class BV Certificates, each as described under "Adjustable Rate Principal Paydown" below;
                               4)   Any Adjustable Rate Excess Cashflow, to the Class AV and Floating
                                    Rate Subordinate Certificates to build or restore Adjustable Rate
                                    O/C as described under "Adjustable Rate Overcollateralization
                                    Target" and "Adjustable Rate Principal Paydown," respectively;
                               5)   Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class
                                    MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                                    Certificates;
                               6)   Any remaining Adjustable Rate Excess Cashflow to pay Net Rate
                                    Carryover on the Class AV and Floating Rate Subordinate
                                    Certificates remaining unpaid (as described above);
                               7)   To restore any Fixed Rate O/C as described under "Fixed Rate
                                    Overcollateralization Target" and "Fixed Rate Principal Paydown,"
                                    respectively (after application of the Fixed Rate Excess
                                    Cashflow);
                               8)   To pay any unpaid realized loss amounts, sequentially, to the
                                    Class MF-1, Class MF-2, Class MF3, Class MF-4, Class MF-5, Class
                                    MF-6, Class MF-7, Class MF-8 and Class BF Certificates (after application of the Fixed Rate Excess Cashflow);
                               9)   To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement including any
                                    Swap Termination Payment owed to the swap provider due to a swap provider trigger event pursuant to the Swap Agreement.

                               Adjustable Rate Excess Cashflow available to cover related Net Rate
                               Carryover (after application of amounts received under the applicable
                               Corridor Contracts) will generally be distributed to the applicable
                               Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net
                               Rate Carryover.

                               As described in the prospectus supplement, with respect to the
                               Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group or Group may be used to pay the Certificates related to another Loan Group.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------




Fixed Rate
 Principal Paydown:            Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event
                               is in effect on any Distribution Date, 100% of the available principal funds from the Fixed Rate Mortgage Loans will be paid to the Class AF
                               Certificates until they are reduced to zero (in each case in the manner and priority set forth under "Class AF Principal Distributions" below), provided, however, that if the Class AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class
                               MF-5, Class MF-6, Class MF-7, Class MF-8 and the Class BF Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger Event is not in effect on such Distribution
                               Date, each of the Class AF and the Fixed Rate Subordinate Certificates
                               will be entitled to receive payments of principal related to the Fixed
                               Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the Class AF Certificates in the aggregate will have 35.20% subordination, (ii) second, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the
                               Class MF-1 Certificates such that the Class MF-1 Certificates will have
                               29.50% subordination, (iii) third, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-2
                               Certificates such that the Class MF-2 Certificates will have 24.10%%
                               subordination, (iv) fourth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-3
                               Certificates such that the Class MF-3 Certificates will have 20.90%
                               subordination, (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-4 Certificates such that the Class MF-4 Certificates will have 18.00% subordination, (vi)
                               sixth, from remaining principal collections related to the Fixed Rate
                               Mortgage Loans, to the Class MF-5 Certificates such that the Class MF-5
                               Certificates will have 15.50% subordination, (vii) seventh, from remaining principal collections related to the Fixed Rate Mortgage
                               Loans, to the Class MF-6 Certificates such that the Class MF-6
                               Certificates will have 12.90% subordination, (viii) eighth, from remaining principal collections related to the Fixed Rate Mortgage
                               Loans, to the Class MF-7 Certificates such that the Class MF-7
                               Certificates will have 10.80% subordination, (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the
                               Class MF-8 Certificates such that the Class MF-8 Certificates will have
                               8.80% subordination and (x) tenth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF Certificates
                               such that the Class BF Certificates will have 6.80% subordination; each subject to the Fixed Rate O/C Floor.


Adjustable Rate
 Principal Paydown:            Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate
                               Trigger Event is in effect on any Distribution Date, (i) 100% of the principal funds from Loan Group 2 will be paid to the Class 2-AV-1
                               Certificates and (ii) 100% of the principal funds from Loan Group 3 will be paid to the Class 3-AV Certificates as described below under
                               "Class 3-AV Principal Distributions"; provided, however, that (x) if either (a) the Class 2-AV-1 Certificates or (b) all of the Class 3-AV
                               Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Class AV Certificates, and (y) if all of the Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class
                               MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class
                               MV-7, Class MV-8 and Class BV Certificates.

                               On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable Rate Trigger Event is not in effect on such
                               Distribution Date, each of the Class 2-AV-1, Class 3-AV and Floating
                               Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently,
                               (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 2-AV-1 Certificates and (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV Certificates,
                               in each case, such that the Class AV Certificates in the aggregate will have 40.60% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the
                               Class MV-1 Certificates such that the Class MV-1 Certificates will have
                               33.10% subordination, (iii) third, from remaining principal collections

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------





                               relating to the Adjustable Rate Mortgage Loans, to the Class MV-2
                               Certificates such that the Class MV-2 Certificates will have 26.40%
                               subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3
                               Certificates such that the Class MV-3 Certificates will have 22.30%
                               subordination, (v) fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates
                               such that the Class MV-4 Certificates will have 18.50% subordination,
                               (vi) sixth, from remaining principal collections relating to the
                               Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5 Certificates will have 15.20% subordination, (vii)
                               seventh, from remaining principal collections relating to the
                               Adjustable Rate Mortgage Loans, to the Class MV-6 Certificates such that the Class MV-6 Certificates will have 12.00% subordination, (viii)
                               eighth, from remaining principal collections relating to the Adjustable
                               Rate Mortgage Loans, to the Class MV-7 Certificates such that the Class
                               MV-7 Certificates will have 9.10% subordination, (ix) ninth, from remaining principal collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8
                               Certificates will have 6.80% subordination and (x) tenth, from remaining principal collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class BV Certificates such that the Class BV
                               Certificates will have 4.60% subordination; each subject to the
                               Adjustable Rate O/C Floor.

Class 3-AV
Principal Distributions:       Principal will be distributed sequentially to the Class 3-AV-1, Class
                               3-AV-2, Class 3-AV-3 and Class 3-AV-4 Certificates, in that order, until the certificate principal balances thereof are reduced to zero;
                               provided further, however, that on any Distribution Date on which (x)
                               the aggregate certificate principal balance of the Class AV
                               Certificates is greater than the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans and any remaining portion of the
                               Pre-Funded Amount in respect of Loan Group 2 and Loan Group 3 and (y)
                               the aggregate certificate principal balance of the Class 3-AV
                               Certificates is greater than the sum of the aggregate principal balance of the Group 3 Mortgage Loans and any remaining portion of the
                               Pre-Funded Amount in respect of Loan Group 3, any principal amounts to be distributed to the Class 3-AV Certificates will be distributed pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero.



Class AF
Principal Distributions:       Principal will be distributed to the AF Certificates in the following order of priority:

                               1.   To the Class AF-6 Certificates; the Lockout Percentage of the
                                    principal collections related to Loan Group 1, as described below:

                                         Month                  Lockout Percentage
                                         -----                  ------------------
                                         1 - 36                      0%
                                        37 - 60                      45%
                                        61 - 72                      80%
                                        73 - 84                     100%
                                      85 and after                  300%

                               2.   Sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class
                                    AF-4, Class AF-5 and Class AF-6 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                               Notwithstanding the foregoing order of priority, on any Distribution
                               Date on which the aggregate certificate principal balance of the Class
                               AF Certificates is greater than the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 1, any principal amounts to be distributed to the Class AF Certificates will be distributed first, concurrently to the Class AF Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------




Swap Account:                  Funds deposited into the Swap Account on a Distribution Date will include:
                                    (i) the Net Swap Payment owed to the swap provider for such
                                    Distribution Date,
                                    (ii) any Net Swap Payment received from the swap provider for such
                                    Distribution Date,

                               On each Distribution Date, following the distribution of any Adjustable
                               Rate Excess Cashflow, payments will generally be distributed from the
                               Swap Account as follows:

                                    (i) to the swap provider, any Net Swap Payment owed to the swap provider pursuant to the Swap Agreement for such Distribution
                                    Date;
                                    (ii) to the swap provider, any Swap Termination Payment owed to the swap provider not due to a swap provider trigger event pursuant to the Swap Agreement;
                                    (iii) to the Class AV Certificates, any unpaid interest, pro rata;
                                    (iv) to the Floating Rate Subordinate Certificates, sequentially, any unpaid interest;
                                    (v) to the Class AV Certificates and the Floating Rate Subordinate
                                    Certificates (as described above under "Floating Rate Certificates
                                    Priority of Distributions") any amount necessary to restore or maintain Adjustable Rate O/C;
                                    (vi) an amount equal to any remaining unpaid Net Rate Carryover with respect to the Class AV Certificates, pro rata, based on the remaining unpaid Net Rate Carryover for each such certificates;
                                    (vii) to the Floating Rate Subordinate Certificates, sequentially, any remaining unpaid realized loss amounts; and (viii) to the swap provider, any Swap Termination Payment owed to the Swap Provider specifically due to a Swap Provider trigger event pursuant to the
                                    Swap Agreement.

[Discount Margin Tables, Available Funds Schedule, Corridor Contracts, Swap
Schedule and Collateral Tables to Follow]


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------

                     Discount Margin/Yield Tables (%) (1)


Class AF-1 (To Call)
-----------------------------------------------------------------------------
  Margin                          .16%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    16       16        16        16       16
=============================================================================
 WAL (yr)                      1.69     1.24      1.00      0.85     0.75
 MDUR (yr)                     1.60     1.19      0.97      0.83     0.73
 First Prin Pay               Dec05     Dec05     Dec05    Dec05     Dec05
 Last Prin Pay                Mar09     Mar08     Sep07    May07     Feb07
-----------------------------------------------------------------------------

Class AF-1 (To Maturity)
-----------------------------------------------------------------------------
  Margin                          .16%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    16       16        16        16       16
=============================================================================
 WAL (yr)                      1.69     1.24      1.00      0.85     0.75
 MDUR (yr)                     1.60     1.19      0.97      0.83     0.73
 First Prin Pay               Dec05     Dec05     Dec05    Dec05     Dec05
 Last Prin Pay                Mar09     Mar08     Sep07    May07     Feb07
-----------------------------------------------------------------------------

Class AF-2 (To Call)
-----------------------------------------------------------------------------
  Coupon                         5.199%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.152     5.109     5.069    5.031     4.994
=============================================================================
 WAL (yr)                      3.74     2.58      2.00      1.64     1.40
 MDUR (yr)                     3.33     2.36      1.86      1.54     1.32
 First Prin Pay               Mar09     Mar08     Sep07    May07     Feb07
 Last Prin Pay                Jan10     Sep08     Jan08    Aug07     May07
-----------------------------------------------------------------------------

Class AF-2 (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         5.199%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.152     5.109     5.069    5.031     4.994
=============================================================================
 WAL (yr)                      3.74     2.58      2.00      1.64     1.40
 MDUR (yr)                     3.33     2.36      1.86      1.54     1.32
 First Prin Pay               Mar09     Mar08     Sep07    May07     Feb07
 Last Prin Pay                Jan10     Sep08     Jan08    Aug07     May07
-----------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



Class AF-3 (To Call)
-----------------------------------------------------------------------------
  Coupon                         5.311%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.303     5.271     5.239    5.205     5.176
=============================================================================
 WAL (yr)                      6.49     4.07      3.00      2.34     1.96
 MDUR (yr)                     5.30     3.56      2.70      2.15     1.82
 First Prin Pay               Jan10     Sep08     Jan08    Aug07     May07
 Last Prin Pay                Nov16     Dec11     Mar10    Oct08     May08
-----------------------------------------------------------------------------

Class AF-3 (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         5.311%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.303     5.271     5.239    5.205     5.176
=============================================================================
 WAL (yr)                      6.49     4.07      3.00      2.34     1.96
 MDUR (yr)                     5.30     3.56      2.70      2.15     1.82
 First Prin Pay               Jan10     Sep08     Jan08    Aug07     May07
 Last Prin Pay                Nov16     Dec11     Mar10    Oct08     May08
-----------------------------------------------------------------------------

Class AF-4 (To Call)
-----------------------------------------------------------------------------
  Coupon                         5.741%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.767     5.748     5.720    5.691     5.651
=============================================================================
 WAL (yr)                     12.74     7.86      5.00      3.66     2.65
 MDUR (yr)                     8.81     6.15      4.24      3.22     2.40
 First Prin Pay               Nov16     Dec11     Mar10    Oct08     May08
 Last Prin Pay                May20     Sep15     Sep11    Feb10     Sep08
-----------------------------------------------------------------------------

Class AF-4 (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         5.741%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.767     5.748     5.720    5.691     5.651
=============================================================================
 WAL (yr)                     12.75     7.86      5.00      3.66     2.65
 MDUR (yr)                     8.81     6.15      4.24      3.22     2.40
 First Prin Pay               Nov16     Dec11     Mar10    Oct08     May08
 Last Prin Pay                Jul20     Nov15     Sep11    Feb10     Sep08
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Class AF-5 (To Call)
-----------------------------------------------------------------------------
  Coupon                         6.036%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              6.070     6.057     6.040    6.020     5.991
=============================================================================
 WAL (yr)                     14.51     9.84      7.02      5.22     3.82
 MDUR (yr)                     9.43     7.24      5.58      4.36     3.31
 First Prin Pay               May20     Sep15     Sep11    Feb10     Sep08
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class AF-5 (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         6.036%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              6.155     6.184     6.186    6.148     6.042
=============================================================================
 WAL (yr)                     19.82     14.66     10.59     7.26     4.27
 MDUR (yr)                    11.17     9.34      7.44      5.54     3.61
 First Prin Pay               Jul20     Nov15     Sep11    Feb10     Sep08
 Last Prin Pay                Jan34     Jan30     May25    Aug21     Nov18
-----------------------------------------------------------------------------

Class AF-6 (To Call)
-----------------------------------------------------------------------------
  Coupon                         5.578%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.582     5.577     5.570    5.560     5.547
=============================================================================
 WAL (yr)                      7.84     6.97      6.21      5.27     4.47
 MDUR (yr)                     6.08     5.57      5.10      4.45     3.86
 First Prin Pay               Dec08     Dec08     Dec08    Apr09     Sep09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class AF-6 (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         5.578%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.582     5.578     5.575    5.574     5.575
=============================================================================
 WAL (yr)                      7.89     7.13      6.75      6.63     6.76
 MDUR (yr)                     6.10     5.66      5.42      5.35     5.43
 First Prin Pay               Dec08     Dec08     Dec08    Apr09     Sep09
 Last Prin Pay                Nov33     Nov29     Mar25    Jun21     Sep18
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Class MF-1 (To Call)
-----------------------------------------------------------------------------
  Coupon                         5.966%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.988     5.972     5.954    5.937     5.928
=============================================================================
 WAL (yr)                     10.80     7.45      5.58      4.53     4.07
 MDUR (yr)                     7.62     5.78      4.58      3.85     3.52
 First Prin Pay               Jul11     Oct09     Dec08    Mar09     Jul09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MF-1 (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         5.966%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              5.992     5.978     5.964    5.951     5.943
=============================================================================
 WAL (yr)                     12.20     8.74      6.66      5.45     4.86
 MDUR (yr)                     8.09     6.37      5.17      4.42     4.05
 First Prin Pay               Jul11     Oct09     Dec08    Mar09     Jul09
 Last Prin Pay                Sep31     May26     Nov21    Sep18     Jun16
-----------------------------------------------------------------------------

Class MF-2 (To Call)
-----------------------------------------------------------------------------
  Coupon                         6.016%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              6.039     6.022     6.004    5.987     5.976
=============================================================================
 WAL (yr)                     10.80     7.45      5.58      4.51     3.98
 MDUR (yr)                     7.59     5.77      4.57      3.83     3.44
 First Prin Pay               Jul11     Oct09     Dec08    Feb09     May09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MF-2 (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         6.016%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              6.042     6.029     6.014    6.001     5.991
=============================================================================
 WAL (yr)                     12.18     8.71      6.64      5.41     4.76
 MDUR (yr)                     8.06     6.34      5.15      4.39     3.97
 First Prin Pay               Jul11     Oct09     Dec08    Feb09     May09
 Last Prin Pay                Feb31     Sep25     Apr21    Mar18     Jan16
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Class MF-3 (To Call)
-----------------------------------------------------------------------------
  Coupon                         6.115%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              6.140     6.123     6.104    6.086     6.074
=============================================================================
 WAL (yr)                     10.80     7.45      5.58      4.49     3.93
 MDUR (yr)                     7.55     5.75      4.56      3.81     3.40
 First Prin Pay               Jul11     Oct09     Dec08    Feb09     Apr09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MF-3 (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         6.115%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 100-00              6.143     6.129     6.114    6.100     6.089
=============================================================================
 WAL (yr)                     12.16     8.68      6.61      5.38     4.69
 MDUR (yr)                     8.00     6.30      5.12      4.35     3.91
 First Prin Pay               Jul11     Oct09     Dec08    Feb09     Apr09
 Last Prin Pay                Jun30     Nov24     Jul20    Aug17     Jul15
-----------------------------------------------------------------------------

Class MF-4 (To Call)
-----------------------------------------------------------------------------
  Coupon                         6.200%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 99.705              6.265     6.260     6.255    6.249     6.246
=============================================================================
 WAL (yr)                     10.80     7.45      5.58      4.49     3.90
 MDUR (yr)                     7.51     5.72      4.54      3.79     3.36
 First Prin Pay               Jul11     Oct09     Dec08    Jan09     Mar09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MF-4 (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         6.200%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 99.705              6.266     6.262     6.257    6.253     6.250
=============================================================================
 WAL (yr)                     12.13     8.65      6.59      5.35     4.64
 MDUR (yr)                     7.95     6.26      5.09      4.32     3.86
 First Prin Pay               Jul11     Oct09     Dec08    Jan09     Mar09
 Last Prin Pay                Nov29     Apr24     Jan20    Mar17     Mar15
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Class MF-5 (To Call)
-----------------------------------------------------------------------------
  Coupon                         6.200%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 99.252              6.325     6.339     6.355    6.369     6.381
=============================================================================
 WAL (yr)                     10.80     7.45      5.58      4.48     3.88
 MDUR (yr)                     7.50     5.71      4.54      3.78     3.35
 First Prin Pay               Jul11     Oct09     Dec08    Jan09     Feb09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MF-5 (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         6.200%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 99.252              6.323     6.334     6.347    6.359     6.368
=============================================================================
 WAL (yr)                     12.09     8.62      6.56      5.32     4.60
 MDUR (yr)                     7.92     6.24      5.07      4.29     3.83
 First Prin Pay               Jul11     Oct09     Dec08    Jan09     Feb09
 Last Prin Pay                Apr29     Aug23     Jul19    Oct16     Nov14
-----------------------------------------------------------------------------

Class MF-6 (To Call)
-----------------------------------------------------------------------------
  Coupon                         6.200%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 98.577              6.416     6.458     6.505    6.550     6.586
=============================================================================
 WAL (yr)                     10.80     7.45      5.58      4.48     3.85
 MDUR (yr)                     7.48     5.70      4.53      3.77     3.32
 First Prin Pay               Jul11     Oct09     Dec08    Jan09     Feb09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MF-6 (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         6.200%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 98.577              6.409     6.444     6.482    6.518     6.548
=============================================================================
 WAL (yr)                     12.05     8.57      6.52      5.29     4.55
 MDUR (yr)                     7.89     6.20      5.04      4.27     3.79
 First Prin Pay               Jul11     Oct09     Dec08    Jan09     Feb09
 Last Prin Pay                Aug28     Dec22     Jan19    May16     Jun14
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Class MF-7 (To Call)
-----------------------------------------------------------------------------
  Coupon                         6.200%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 95.504              6.840     7.015     7.205    7.391     7.544
=============================================================================
 WAL (yr)                     10.80     7.45      5.58      4.48     3.84
 MDUR (yr)                     7.40     5.64      4.49      3.74     3.29
 First Prin Pay               Jul11     Oct09     Dec08    Dec08     Jan09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MF-7 (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         6.200%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 95.504              6.813     6.959     7.116    7.267     7.395
=============================================================================
 WAL (yr)                     11.98     8.51      6.47      5.25     4.51
 MDUR (yr)                     7.76     6.10      4.95      4.20     3.72
 First Prin Pay               Jul11     Oct09     Dec08    Dec08     Jan09
 Last Prin Pay                Oct27     Mar22     May18    Nov15     Jan14
-----------------------------------------------------------------------------

Class MF-8 (To Call)
-----------------------------------------------------------------------------
  Coupon                         6.200%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 93.384              7.144     7.412     7.705    7.997     8.237
=============================================================================
 WAL (yr)                     10.80     7.45      5.58      4.46     3.82
 MDUR (yr)                     7.33     5.60      4.46      3.70     3.25
 First Prin Pay               Jul11     Oct09     Dec08    Dec08     Jan09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MF-8 (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         6.200%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 93.384              7.105     7.332     7.577    7.817     8.018
=============================================================================
 WAL (yr)                     11.89     8.43      6.41      5.18     4.45
 MDUR (yr)                     7.66     6.02      4.88      4.12     3.65
 First Prin Pay               Jul11     Oct09     Dec08    Dec08     Jan09
 Last Prin Pay                Dec26     May21     Sep17    Apr15     Aug13
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Class BF (To Call)
-----------------------------------------------------------------------------
  Coupon                         6.200%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 89.325              7.753     8.208     8.705    9.201     9.606
=============================================================================
 WAL (yr)                     10.80     7.45      5.58      4.46     3.82
 MDUR (yr)                     7.21     5.52      4.40      3.65     3.21
 First Prin Pay               Jul11     Oct09     Dec08    Dec08     Jan09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class BF (To Maturity)
-----------------------------------------------------------------------------
  Coupon                         6.200%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
  Yield @ 89.325              7.695     8.087     8.512    8.926     9.269
=============================================================================
 WAL (yr)                     11.75     8.31      6.31      5.10     4.38
 MDUR (yr)                     7.48     5.87      4.76      4.02     3.56
 First Prin Pay               Jul11     Oct09     Dec08    Dec08     Jan09
 Last Prin Pay                Nov25     Jun20     Jan17    Sep14     Feb13
-----------------------------------------------------------------------------

Class 2-AV-1 (To Call)
-----------------------------------------------------------------------------
  Margin                         0.23%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    23       23        23        23       23
=============================================================================
 WAL (yr)                      4.85     3.33      2.50      1.92     1.48
 MDUR (yr)                     4.06     2.95      2.28      1.79     1.41
 First Prin Pay               Dec05     Dec05     Dec05    Dec05     Dec05
 Last Prin Pay                May20     Sep15     Feb13    Jun11     Nov08
-----------------------------------------------------------------------------

Class 2-AV-1 (To Maturity)
-----------------------------------------------------------------------------
  Margin                         0.23%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    24       24        24        24       23
=============================================================================
 WAL (yr)                      5.15     3.56      2.67      2.04     1.48
 MDUR (yr)                     4.20     3.08      2.40      1.88     1.41
 First Prin Pay               Dec05     Dec05     Dec05    Dec05     Dec05
 Last Prin Pay                Jul32     May26     May21    Dec17     Nov08
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Class 3-AV-1 (To Call)
-----------------------------------------------------------------------------
  Margin                         0.10%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    10       10        10        10       10
=============================================================================
 WAL (yr)                      1.69     1.24      1.00      0.85     0.75
 MDUR (yr)                     1.61     1.20      0.97      0.83     0.73
 First Prin Pay               Dec05     Dec05     Dec05    Dec05     Dec05
 Last Prin Pay                Dec08     Feb08     Aug07    Apr07     Feb07
-----------------------------------------------------------------------------

Class 3-AV-1 (To Maturity)
-----------------------------------------------------------------------------
  Margin                         0.10%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    10       10        10        10       10
=============================================================================
 WAL (yr)                      1.69     1.24      1.00      0.85     0.75
 MDUR (yr)                     1.61     1.20      0.97      0.83     0.73
 First Prin Pay               Dec05     Dec05     Dec05    Dec05     Dec05
 Last Prin Pay                Dec08     Feb08     Aug07    Apr07     Feb07
-----------------------------------------------------------------------------

Class 3-AV-2 (To Call)
-----------------------------------------------------------------------------
  Margin                         0.17%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    17       17        17        17       17
=============================================================================
 WAL (yr)                      3.55     2.66      2.07      1.69     1.44
 MDUR (yr)                     3.27     2.50      1.97      1.62     1.38
 First Prin Pay               Dec08     Feb08     Aug07    Apr07     Feb07
 Last Prin Pay                Jan10     Oct08     Mar08    Oct07     Jun07
-----------------------------------------------------------------------------

Class 3-AV-2 (To Maturity)
-----------------------------------------------------------------------------
  Margin                         0.17%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    17       17        17        17       17
=============================================================================
 WAL (yr)                      3.55     2.66      2.07      1.69     1.44
 MDUR (yr)                     3.27     2.50      1.97      1.62     1.38
 First Prin Pay               Dec08     Feb08     Aug07    Apr07     Feb07
 Last Prin Pay                Jan10     Oct08     Mar08    Oct07     Jun07
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Class 3-AV-3 (To Call)
-----------------------------------------------------------------------------
  Margin                         0.25%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    25       25        25        25       25
=============================================================================
 WAL (yr)                      7.09     4.73      3.50      2.54     2.15
 MDUR (yr)                     5.98     4.21      3.21      2.39     2.04
 First Prin Pay               Jan10     Oct08     Mar08    Oct07     Jun07
 Last Prin Pay                Sep17     Oct13     Aug11    May10     Aug08
-----------------------------------------------------------------------------

Class 3-AV-3 (To Maturity)
-----------------------------------------------------------------------------
  Margin                         0.25%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    25       25        25        25       25
=============================================================================
 WAL (yr)                      7.09     4.73      3.50      2.54     2.15
 MDUR (yr)                     5.98     4.21      3.21      2.39     2.04
 First Prin Pay               Jan10     Oct08     Mar08    Oct07     Jun07
 Last Prin Pay                Sep17     Oct13     Aug11    May10     Aug08
-----------------------------------------------------------------------------

Class 3-AV-4 (To Call)
-----------------------------------------------------------------------------
  Margin                         0.34%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    34       34        34        34       34
=============================================================================
 WAL (yr)                     13.98     9.46      6.96      5.37     2.92
 MDUR (yr)                    10.32     7.66      5.94      4.74     2.72
 First Prin Pay               Sep17     Oct13     Aug11    May10     Aug08
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class 3-AV-4 (To Maturity)
-----------------------------------------------------------------------------
  Margin                         0.34%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    38       39        39        40       35
=============================================================================
 WAL (yr)                     16.91     11.77     8.71      6.75     2.98
 MDUR (yr)                    11.62     8.95      7.07      5.73     2.76
 First Prin Pay               Sep17     Oct13     Aug11    May10     Aug08
 Last Prin Pay                Sep32     Oct26     Oct21    Apr18     Nov15
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Class MV-1 (To Call)
-----------------------------------------------------------------------------
  Margin                         0.44%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    44       44        44        44       44
=============================================================================
 WAL (yr)                      9.39     6.27      4.83      4.54     4.51
 MDUR (yr)                     7.40     5.32      4.27      4.07     4.05
 First Prin Pay               Apr10     Dec08     Mar09    Oct09     May10
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MV-1 (To Maturity)
-----------------------------------------------------------------------------
  Margin                         0.44%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    45       45        45        45       51
=============================================================================
 WAL (yr)                     10.19     6.88      5.29      4.89     6.86
 MDUR (yr)                     7.76     5.67      4.56      4.32     5.82
 First Prin Pay               Apr10     Dec08     Mar09    Oct09     Feb11
 Last Prin Pay                Jan30     Jul23     Jan19    Feb16     Sep15
-----------------------------------------------------------------------------

Class MV-2 (To Call)
-----------------------------------------------------------------------------
  Margin                         0.46%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    46       46        46        46       46
=============================================================================
 WAL (yr)                      9.39     6.27      4.78      4.25     4.47
 MDUR (yr)                     7.39     5.31      4.22      3.83     4.01
 First Prin Pay               Apr10     Dec08     Feb09    Jun09     Feb10
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MV-2 (To Maturity)
-----------------------------------------------------------------------------
  Margin                         0.46%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    47       47        47        47       48
=============================================================================
 WAL (yr)                     10.17     6.86      5.22      4.59     4.91
 MDUR (yr)                     7.75     5.65      4.51      4.07     4.36
 First Prin Pay               Apr10     Dec08     Feb09    Jun09     Feb10
 Last Prin Pay                Apr29     Sep22     Jun18    Aug15     Sep13
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Class MV-3 (To Call)
-----------------------------------------------------------------------------
  Margin                         0.48%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    48       48        48        48       48
=============================================================================
 WAL (yr)                      9.39     6.27      4.76      4.11     4.13
 MDUR (yr)                     7.39     5.31      4.20      3.70     3.74
 First Prin Pay               Apr10     Dec08     Jan09    Apr09     Sep09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MV-3 (To Maturity)
-----------------------------------------------------------------------------
  Margin                         0.48%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    49       49        49        49       49
=============================================================================
 WAL (yr)                     10.14     6.83      5.17      4.43     4.37
 MDUR (yr)                     7.73     5.63      4.47      3.94     3.92
 First Prin Pay               Apr10     Dec08     Jan09    Apr09     Sep09
 Last Prin Pay                May28     Nov21     Oct17    Feb15     Mar13
-----------------------------------------------------------------------------

Class MV-4 (To Call)
-----------------------------------------------------------------------------
  Margin                         0.62%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    62       62        62        62       62
=============================================================================
 WAL (yr)                      9.39     6.27      4.74      4.04     3.89
 MDUR (yr)                     7.33     5.28      4.17      3.63     3.52
 First Prin Pay               Apr10     Dec08     Jan09    Mar09     Jun09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MV-4 (To Maturity)
-----------------------------------------------------------------------------
  Margin                         0.62%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    63       64        64        64       63
=============================================================================
 WAL (yr)                     10.10     6.80      5.13      4.34     4.12
 MDUR (yr)                     7.65     5.58      4.42      3.85     3.70
 First Prin Pay               Apr10     Dec08     Jan09    Mar09     Jun09
 Last Prin Pay                Aug27     Mar21     Apr17    Sep14     Nov12
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Class MV-5 (To Call)
-----------------------------------------------------------------------------
  Margin                         0.65%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    65       65        65        65       65
=============================================================================
 WAL (yr)                      9.39     6.27      4.74      3.98     3.73
 MDUR (yr)                     7.32     5.28      4.16      3.58     3.39
 First Prin Pay               Apr10     Dec08     Jan09    Feb09     Apr09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MV-5 (To Maturity)
-----------------------------------------------------------------------------
  Margin                         0.65%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    66       67        67        67       66
=============================================================================
 WAL (yr)                     10.06     6.76      5.10      4.26     3.94
 MDUR (yr)                     7.62     5.56      4.40      3.78     3.55
 First Prin Pay               Apr10     Dec08     Jan09    Feb09     Apr09
 Last Prin Pay                Oct26     Jul20     Sep16    Apr14     Jul12
-----------------------------------------------------------------------------

Class MV-6 (To Call)
-----------------------------------------------------------------------------
  Margin                         0.70%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    70       70        70        70       70
=============================================================================
 WAL (yr)                      9.39     6.27      4.73      3.95     3.62
 MDUR (yr)                     7.30     5.27      4.14      3.55     3.29
 First Prin Pay               Apr10     Dec08     Dec08    Jan09     Feb09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MV-6 (To Maturity)
-----------------------------------------------------------------------------
  Margin                         0.70%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                    71       72        72        72       71
=============================================================================
 WAL (yr)                      9.99     6.70      5.04      4.20     3.80
 MDUR (yr)                     7.57     5.52      4.35      3.73     3.43
 First Prin Pay               Apr10     Dec08     Dec08    Jan09     Feb09
 Last Prin Pay                Nov25     Sep19     Feb16    Oct13     Feb12
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Class MV-7 (To Call)
-----------------------------------------------------------------------------
  Margin                         1.25%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                   125       125       125      125       125
=============================================================================
 WAL (yr)                      9.39     6.27      4.72      3.94     3.55
 MDUR (yr)                     7.10     5.16      4.07      3.49     3.19
 First Prin Pay               Apr10     Dec08     Dec08    Jan09     Jan09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MV-7 (To Maturity)
-----------------------------------------------------------------------------
  Margin                         1.25%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                   127       127       127      127       127
=============================================================================
 WAL (yr)                      9.88     6.62      4.97      4.13     3.69
 MDUR (yr)                     7.31     5.35      4.23      3.63     3.30
 First Prin Pay               Apr10     Dec08     Dec08    Jan09     Jan09
 Last Prin Pay                Sep24     Oct18     May15    Mar13     Sep11
-----------------------------------------------------------------------------

Class MV-8 (To Call)
-----------------------------------------------------------------------------
  Margin                         1.45%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                   145       145       145      145       145
=============================================================================
 WAL (yr)                      9.39     6.27      4.72      3.91     3.51
 MDUR (yr)                     7.02     5.12      4.05      3.45     3.14
 First Prin Pay               Apr10     Dec08     Dec08    Dec08     Jan09
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class MV-8 (To Maturity)
-----------------------------------------------------------------------------
  Margin                         1.45%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                   146       147       147      147       146
=============================================================================
 WAL (yr)                      9.71     6.49       4.88       4.03     3.58
 MDUR (yr)                     7.16     5.24       4.15       3.54     3.20
 First Prin Pay               Apr10     Dec08      Dec08     Dec08     Jan09
 Last Prin Pay                Mar23     Sep17      Jul14     Jul12     Mar11
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Class BV (To Call)
-----------------------------------------------------------------------------
  Margin                         2.10%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                   210       210       210      210       210
=============================================================================
 WAL (yr)                      9.36     6.24      4.70      3.88     3.45
 MDUR (yr)                     6.78     4.98      3.96      3.37     3.06
 First Prin Pay               Apr10     Dec08     Dec08    Dec08     Dec08
 Last Prin Pay                May20     Sep15     Feb13    Jun11     May10
-----------------------------------------------------------------------------

Class BV (To Maturity)
-----------------------------------------------------------------------------
  Margin                         2.10%
-----------------------------------------------------------------------------
Percent of Pricing             50%       75%      100%      125%      150%
Prepayment Speed
=============================================================================
 DM @ 100-00                   210       210       210      210       210
=============================================================================
 WAL (yr)                      9.43     6.29      4.72      3.90     3.46
 MDUR (yr)                     6.81     5.01      3.97      3.38     3.06
 First Prin Pay               Apr10     Dec08     Dec08    Dec08     Dec08
 Last Prin Pay                Sep21     Jul16     Sep13    Nov11     Aug10
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                  Class AF1 Available Funds Rate Schedule (1)
                  -------------------------------------------


              --------------------------------------------------
                              Available         Available Funds
                                Funds                Rate
                Period         Rate (%)               (%)
              --------------------------------------------------
                                  (2)                 (3)
                1                5.721               5.721
                2                6.274               9.000
                3                6.274               9.000
                4                6.947               9.000
                5                6.274               9.000
                6                6.483               9.000
                7                6.274               9.000
                8                6.483               9.000
                9                6.274               9.000
                10               6.273               9.000
                11               6.482               9.000
                12               6.238               9.000
                13               6.446               9.000
                14               6.238               9.000
                15               6.238               9.000
                16               6.907               9.000
                17               6.238               9.000
                18               6.446               9.000
                19               6.238               9.000
                20               6.446               9.000
                21               6.238               9.000
                22               6.237               9.000
              --------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at4.090%, 6-Month LIBOR stays at 4.466%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------

             Group Two and Three Available Funds Rate Schedule (1)
             -----------------------------------------------------


--------------------------------------  ---------------------------------------
             Available    Available                   Available   Available
              Funds         Funds                       Funds       Funds
 Period      Rate (%)      Rate (%)        Period      Rate (%)    Rate (%)
--------------------------------------  ---------------------------------------
                (2)           (3)                         (2)        (3)
    1          5.436         5.436           45          8.767      25.593
    2          6.183        25.642           46          8.762      25.530
    3          6.184        25.611           47          8.942      25.703
    4          6.422        25.827           48          8.968      26.265
    5          6.185        25.578           49          9.152      26.437
    6          6.263        25.657           50          8.957      26.130
    7          6.191        25.595           51          8.952      26.060
    8          6.264        25.697           52          9.558      26.739
    9          6.189        25.663           53          8.941      25.950
   10          6.189        25.663           54          9.125      26.718
   11          6.262        25.723           55          8.929      26.408
   12          6.189        25.623           56          9.114      26.602
   13          6.266        25.660           57          8.917      26.297
   14          6.192        25.546           58          8.911      26.246
   15          6.192        25.505           59          9.095      26.453
   16          6.434        25.705           60          8.898      26.498
   17          6.194        25.423           61          9.647      11.850
   18          6.275        25.461           62          9.328      11.456
   19          6.202        25.345           63          9.321      11.444
   20          6.279        25.379           64         10.312      12.657
   21          6.206        25.159           65          9.306      11.421
   22          6.212        25.018           66          9.609      11.789
   23          6.351        25.013           67          9.292      11.397
   24          6.785        25.309           68          9.594      11.764
   25          6.901        25.065           69          9.277      11.373
   26          6.807        24.641           70          9.269      11.361
   27          6.814        24.333           71          9.571      11.727
   28          7.050        24.267           72          9.254      11.337
   29          6.853        23.782           73          9.555      11.702
   30          7.415        24.076           74          9.239      11.312
   31          7.289        23.838           75          9.232      11.300
   32          7.421        23.863           76          9.860      12.067
   33          7.289        23.644           77          9.217      11.276
   34          7.270        23.921           78          9.516      11.639
   35          7.417        24.391           79          9.201      11.251
   36          8.243        25.673           80          9.500      11.614
   37          8.379        25.818           81          9.186      11.227
   38          8.202        25.636           82          9.178      11.214
   39          8.188        25.527           83          9.476      11.575
   40          8.685        25.864           84          9.163      11.190
   41          8.195        25.128           85          9.460      11.550
   42          8.960        26.019           86          9.147      11.165
   43          8.776        25.740           87          9.139      11.152
   44          8.953        25.866
--------------------------------------  ---------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 4.090%, 6-Month LIBOR stays at 4.466%, the collateral is run at the Pricing Prepayment Speed (100%) to call and includes all projected cash proceeds (if any) from the related Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed (100%) and includes all projected cash proceeds (if any) from the related Corridor Contract.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


        -------------------------------------------------------
           Class AF1 Corridor Contract Agreement Schedule and
                               Strike Rates
        -------------------------------------------------------
                   Notional       Cap Strike
        Period    Schedule ($)        (%)       Cap Ceiling (%)
        -------------------------------------------------------
           1       98,423,000       5.72088%      9.00000%
           2       96,659,424       6.27448%      9.00000%
           3       94,458,812       6.27444%      9.00000%
           4       91,683,239       6.94666%      9.00000%
           5       88,333,871       6.27437%      9.00000%
           6       84,420,291       6.48347%      9.00000%
           7       79,949,887       6.27429%      9.00000%
           8       74,943,892       6.48338%      9.00000%
           9       69,431,523       6.27419%      9.00000%
           10      63,451,617       6.27348%      9.00000%
           11      57,592,837       6.48217%      9.00000%
           12      51,852,577       6.23835%      9.00000%
           13      46,233,101       6.44627%      9.00000%
           14      40,727,248       6.23832%      9.00000%
           15      35,332,620       6.23830%      9.00000%
           16      30,046,868       6.90666%      9.00000%
           17      24,867,693       6.23826%      9.00000%
           18      19,792,844       6.44619%      9.00000%
           19      14,871,922       6.23823%      9.00000%
           20      10,183,155       6.44615%      9.00000%
           21       5,593,219       6.23819%      9.00000%
           22       1,100,047       6.23747%      9.00000%
        -------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                  Swap Schedule and Strike Rates [Group 2 and 3]
-------------------------------------------------------------------------------
          Notional                                  Notional
Period    Schedule ($)     Strike (%)    Period     Schedule ($)    Strike (%)
-------------------------------------   ----------------------------------------
  1       1,657,500,000     4.820%         31       702,310,899       4.820%
  2       1,642,343,542     4.820%         32       679,311,092       4.820%
  3       1,625,126,525     4.820%         33       657,229,673       4.820%
  4       1,605,869,737     4.820%         34       636,035,269       4.820%
  5       1,584,601,911     4.820%         35       615,697,648       4.820%
  6       1,561,359,769     4.820%         36       596,187,675       4.820%
  7       1,536,179,242     4.820%         37       567,010,351       4.820%
  8       1,509,793,838     4.820%         38       539,650,029       4.820%
  9       1,481,594,680     4.820%         39       513,910,828       4.820%
  10      1,449,963,455     4.820%         40       489,700,953       4.820%
  11      1,411,987,256     4.820%         41       466,934,157       4.820%
  12      1,371,944,799     4.820%         42       445,529,391       4.820%
  13      1,332,987,599     4.820%         43       431,162,391       4.820%
  14      1,295,099,590     4.820%         44       417,409,484       4.820%
  15      1,258,251,044     4.820%         45       404,250,044       4.820%
  16      1,222,413,568     4.820%         46       391,664,192       4.820%
  17      1,187,559,520     4.820%         47       379,632,770       4.820%
  18      1,153,662,002     4.820%         48       368,126,609       4.820%
  19      1,120,695,482     4.820%         49       356,807,514       4.820%
  20      1,088,634,273     4.820%         50       345,490,690       4.820%
  21      1,051,801,035     4.820%         51       334,642,755       4.820%
  22      1,016,116,519     4.820%         52       324,248,449       4.820%
  23        981,753,819     4.820%         53       314,293,034       4.820%
  24        948,667,198     4.820%         54       304,761,113       4.820%
  25        905,648,886     4.820%         55       295,442,590       4.820%
  26        865,759,014     4.820%         56       286,460,775       4.820%
  27        827,985,729     4.820%         57       277,804,499       4.820%
  28        792,215,379     4.820%         58       269,462,970       4.820%
  29        758,340,945     4.820%         59       261,425,292       4.820%
  30        726,261,646     4.820%         60       253,681,259       4.820%
-------------------------------------   ----------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                    Group 1

                              Fixed $197,809,381

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                Range
(As of Calculation Date)                                        -----


Total Number of Loans                                986
Total Outstanding Balance                   $197,809,381
Average Loan Balance                            $200,618    $31,773 to $499,708
WA Mortgage Rate                                  6.993%     5.500% to 12.500%
Net WAC                                           6.484%     4.991% to 11.991%
WA Original Term (months)                            356        180 to 360
WA Remaining Term (months)                           355         88 to 360
WA LTV                                            76.19%     12.99% to 100.00%
  Percentage of Pool with CLTV > 100%              0.00%
  WA Effective LTV (Post MI)                      76.19%
  Second Liens w/100% CLTV                         0.00%
WA FICO                                              618


Secured by (% of pool)     1st Liens             100.00%
                           2nd Liens               0.00%
Prepayment Penalty at Loan Orig (% of all loans)  86.91%



---------------------------------------------------------------------------------------------------------------------------------
Top 5 States:     Top 5 Prop:           Doc Types:        Purpose Codes       Occ Codes         Grades         Orig PP Term
-------------     -----------           ----------        -------------       ---------         ------         ------------

CA    32.21%     SFR      76.59%     FULL      67.53%     RCO    79.94%     OO     97.06%     A     78.66%     0     13.09%
FL    11.81%     PUD      14.49%     STATED    32.42%     PUR    14.44%     INV     2.13%     A-     4.94%     12     5.58%
NY     4.89%     CND       3.58%     STREAM     0.05%     RNC     5.62%     2H      0.80%     B      7.88%     24     4.54%
TX     4.69%     2 FAM     3.48%                                                              C      5.37%     30     0.11%
AZ     4.47%     3 FAM     1.03%                                                              C-     2.43%     36    14.31%
                                                                                              D      0.73%     60    62.36%
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-1




    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                                        Group 1

                                                  Fixed $197,809,381

                                                    Detailed Report


-----------------------------------------------------------------------------------------------------------------------------
                                                        Program
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
15Yr Fixed                     $3,869,895      31        1.96       $124,835       7.107     176.30         610       68.0
15Yr Fixed - CC                  $448,356       4        0.23       $112,089       8.908     178.69         559       71.0
30Yr Fixed                   $147,043,370     725       74.34       $202,818       6.872     358.58         620       75.7
30Yr Fixed - CC               $19,023,890     124        9.62       $153,418       8.225     358.56         589       80.2
30Yr Fixed - IO - 60          $27,423,871     102       13.86       $268,861       6.739     358.84         626       77.2
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                        Original Term
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
Fixed 180                      $4,318,250      35        2.18       $123,379       7.294     176.55         605       68.3
Fixed 360                    $193,491,131     951       97.82       $203,461       6.986     358.62         618       76.4
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00          $130,117       3        0.07        $43,372       8.738     292.83         588       52.3
$50,000.01 - $75,000.00        $4,738,297      73        2.40        $64,908       8.548     336.40         604       80.4
$75,000.01 - $100,000.00       $8,572,099      97        4.33        $88,372       7.665     342.46         614       75.7
$100,000.01 - $150,000.00     $29,614,802     238       14.97       $124,432       7.371     353.03         616       77.6
$150,000.01 - $200,000.00     $30,297,852     172       15.32       $176,150       7.209     351.38         609       73.3
$200,000.01 - $250,000.00     $25,221,174     114       12.75       $221,238       6.800     355.65         620       74.0
$250,000.01 - $300,000.00     $27,382,773     100       13.84       $273,828       6.730     355.16         616       76.1
$300,000.01 - $350,000.00     $21,162,393      65       10.70       $325,575       6.734     358.88         619       75.8
$350,000.01 - $400,000.00     $24,933,506      66       12.60       $377,780       6.837     358.89         625       77.7
$400,000.01 - $450,000.00     $15,257,084      36        7.71       $423,808       6.416     358.94         633       76.5
$450,000.01 - $500,000.00     $10,499,286      22        5.31       $477,240       6.905     358.95         613       81.6
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                        State
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
Alabama                        $1,574,599      11        0.80       $143,145       6.998     358.50         624       80.1
Alaska                           $228,741       1        0.12       $228,741       8.850     358.00         628      100.0
Arizona                        $8,838,143      42        4.47       $210,432       6.919     348.05         624       76.4
Arkansas                         $238,007       3        0.12        $79,336       8.265     358.00         662       90.5
California                    $63,710,603     227       32.21       $280,663       6.452     357.31         625       71.4



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     1-2




    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                                        Group 1

                                                  Fixed $197,809,381

                                                    Detailed Report


-----------------------------------------------------------------------------------------------------------------------------
                                                        State
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
Colorado                       $1,874,752      11        0.95       $170,432       7.476     358.85         636       84.8
Connecticut                    $1,728,293       8        0.87       $216,037       6.722     336.65         627       78.9
Delaware                         $167,496       1        0.08       $167,496       6.000     357.00         623       80.0
District of Columbia             $359,178       2        0.18       $179,589       6.558     359.00         577       75.2
Florida                       $23,359,051     129       11.81       $181,078       7.089     351.01         614       75.8
Georgia                        $1,952,923      16        0.99       $122,058       7.437     358.08         613       76.5
Hawaii                         $3,775,165      14        1.91       $269,655       6.891     358.32         633       76.9
Idaho                            $926,483       6        0.47       $154,414       7.407     358.57         626       85.5
Illinois                       $2,978,380      18        1.51       $165,466       7.131     348.89         630       82.4
Indiana                        $1,204,214      11        0.61       $109,474       7.673     358.45         602       87.6
Iowa                             $107,920       1        0.05       $107,920       7.500     359.00         608       80.0
Kansas                           $934,921       6        0.47       $155,820       8.435     359.00         620       86.4
Kentucky                       $1,369,161      13        0.69       $105,320       7.707     331.52         615       84.2
Maine                            $488,402       4        0.25       $122,100       6.654     358.63         647       72.2
Maryland                       $4,048,980      16        2.05       $253,061       7.303     358.67         603       80.0
Massachusetts                  $5,836,593      21        2.95       $277,933       6.991     352.66         605       74.0
Michigan                       $1,766,620      14        0.89       $126,187       7.890     358.58         601       82.7
Minnesota                      $1,067,858       6        0.54       $177,976       7.811     359.06         571       77.6
Mississippi                      $290,594       3        0.15        $96,865       7.370     358.25         644       82.4
Missouri                       $2,623,100      21        1.33       $124,910       7.955     328.43         594       77.0
Montana                          $593,137       3        0.30       $197,712       7.460     358.79         587       86.9
Nebraska                         $194,250       1        0.10       $194,250       8.875     357.00         541       94.0
Nevada                         $6,740,767      27        3.41       $249,658       7.214     358.55         615       77.6
New Hampshire                  $1,077,423       5        0.54       $215,485       6.919     358.49         663       78.8
New Jersey                     $3,516,145      15        1.78       $234,410       7.385     358.38         604       77.3
New Mexico                     $1,030,106       8        0.52       $128,763       7.310     358.62         622       79.9
New York                       $9,674,171      34        4.89       $284,534       7.134     359.04         610       76.9
North Carolina                 $2,344,236      17        1.19       $137,896       7.955     358.67         620       84.5
North Dakota                      $59,903       1        0.03        $59,903      10.875     359.00         509       75.0
Ohio                           $2,221,998      18        1.12       $123,444       7.618     358.20         621       82.9
Oklahoma                       $1,894,306      20        0.96        $94,715       8.193     341.83         595       87.8
Oregon                         $3,191,003      16        1.61       $199,438       6.670     358.79         627       79.5
Pennsylvania                   $4,211,273      32        2.13       $131,602       7.616     358.52         601       82.3
Rhode Island                     $227,026       1        0.11       $227,026       7.350     359.00         658       80.0
South Carolina                 $1,139,887       6        0.58       $189,981       7.830     358.88         598       77.1
Tennessee                      $1,810,222      17        0.92       $106,484       7.327     332.62         622       84.3
Texas                          $9,269,810      76        4.69       $121,971       7.332     349.59         624       81.0
Utah                           $1,124,659       6        0.57       $187,443       6.983     358.65         619       83.9
Vermont                          $365,000       1        0.18       $365,000       9.875     360.00         563       59.8
Virginia                       $7,799,201      32        3.94       $243,725       6.888     354.18         608       75.0
Washington                     $5,645,011      31        2.85       $182,097       7.441     358.63         599       76.3
West Virginia                    $207,755       2        0.11       $103,877       7.536     358.48         602       80.6
Wisconsin                      $1,803,955      10        0.91       $180,395       7.437     358.77         627       83.7
Wyoming                          $217,958       2        0.11       $108,979       7.025     276.22         657       73.5



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-3



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                                        Group 1

                                                  Fixed $197,809,381

                                                    Detailed Report


-----------------------------------------------------------------------------------------------------------------------------
                                                        State
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
<= 50.00                       $7,336,457      48        3.71       $152,843       6.649     340.58         608       41.4
50.01 - 55.00                  $3,561,854      22        1.80       $161,902       6.715     350.74         608       53.5
55.01 - 60.00                 $11,410,457      55        5.77       $207,463       6.736     349.69         607       57.9
60.01 - 65.00                 $16,327,485      66        8.25       $247,386       6.552     357.75         616       63.4
65.01 - 70.00                 $16,922,514      73        8.55       $231,815       6.733     347.91         610       68.2
70.01 - 75.00                 $19,284,089      93        9.75       $207,356       6.789     353.74         616       73.3
75.01 - 80.00                 $59,289,837     309       29.97       $191,876       6.943     356.58         626       79.2
80.01 - 85.00                 $23,680,032     109       11.97       $217,248       7.210     356.77         604       84.0
85.01 - 90.00                 $30,693,463     151       15.52       $203,268       7.340     357.59         621       89.1
90.01 - 95.00                  $5,662,133      36        2.86       $157,281       7.685     358.65         629       93.7
95.01 - 100.00                 $3,641,059      24        1.84       $151,711       8.422     348.10         637       99.4
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                             Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                  $2,917,703      11        1.48       $265,246       5.500     358.53         701       63.7
5.501 - 6.000                 $32,111,492     119       16.23       $269,844       5.891     355.91         643       69.8
6.001 - 6.500                 $40,541,697     166       20.50       $244,227       6.346     357.73         625       74.9
6.501 - 7.000                 $48,749,245     234       24.64       $208,330       6.800     352.78         622       76.5
7.001 - 7.500                 $21,808,834     119       11.03       $183,268       7.303     353.87         614       78.9
7.501 - 8.000                 $27,074,596     161       13.69       $168,165       7.791     354.05         600       79.6
8.001 - 8.500                  $8,535,006      53        4.31       $161,038       8.281     356.03         585       82.8
8.501 - 9.000                  $8,304,348      56        4.20       $148,292       8.808     347.28         570       78.6
9.001 - 9.500                  $4,172,077      34        2.11       $122,708       9.251     358.02         591       84.9
9.501 - 10.000                 $2,119,050      15        1.07       $141,270       9.768     352.01         560       77.5
10.001 - 10.500                  $515,992       6        0.26        $85,999      10.341     345.62         544       79.8
10.501 - 11.000                  $727,061      10        0.37        $72,706      10.781     342.40         560       86.2
11.001 - 11.500                  $162,946       1        0.08       $162,946      11.375     359.00         509      100.0
12.001 - 12.500                   $69,332       1        0.04        $69,332      12.500     359.00         545       95.0
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-4



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                                        Group 1

                                                  Fixed $197,809,381

                                                    Detailed Report


-----------------------------------------------------------------------------------------------------------------------------
                                                        Property Type
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
SFR                          $151,501,300     770       76.59       $196,755       6.981     354.91         616       76.1
PUD                           $28,660,877     129       14.49       $222,177       7.058     353.20         617       78.5
CND                            $7,079,132      41        3.58       $172,662       6.960     356.05         626       75.5
2 FAM                          $6,888,989      29        3.48       $237,551       6.929     355.95         641       71.9
3 FAM                          $2,036,269       6        1.03       $339,378       6.944     359.00         639       70.5
MNF                            $1,354,753       9        0.68       $150,528       7.519     334.26         650       67.8
4 FAM                            $288,063       2        0.15       $144,031       7.031     359.00         704       77.0
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------
                                                        Purpose
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
RCO                          $158,128,761     768       79.94       $205,897       6.932     354.18         614       74.8
PUR                           $28,557,570     154       14.44       $185,439       7.281     358.31         639       82.4
RNC                           $11,123,049      64        5.62       $173,798       7.123     351.77         618       79.8
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------
                                                        Occupancy
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
OO                           $192,003,382     947       97.06       $202,749       6.978     354.67         617       76.3
INV                            $4,218,924      28        2.13       $150,676       7.332     358.70         650       72.5
2H                             $1,587,075      11        0.80       $144,280       7.911     340.33         648       74.0
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
1 - 120                           $93,437       2        0.05        $46,719       8.582      88.00         670       77.2
121 - 180                      $4,224,813      33        2.14       $128,025       7.266     178.51         603       68.1
181 - 300                        $184,236       2        0.09        $92,118       9.570     281.54         641       72.7
301 - 360                    $193,306,895     949       97.72       $203,695       6.983     358.69         618       76.4
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     1-5



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                                        Group 1

                                                  Fixed $197,809,381

                                                    Detailed Report


-----------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
FULL                         $133,583,664     728       67.53       $183,494       6.988     354.93         610       77.0
STATED INCOME                 $64,133,990     257       32.42       $249,549       7.001     354.03         633       74.5
STREAMLINE                        $91,727       1        0.05        $91,727       7.125     359.00         628       90.0
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
781 - 800                        $623,970       3        0.32       $207,990       5.802     358.51         787       68.1
761 - 780                        $807,233       3        0.41       $269,078       6.253     359.00         768       70.8
741 - 760                      $2,660,955      12        1.35       $221,746       6.297     358.73         750       79.7
721 - 740                      $1,320,994       7        0.67       $188,713       6.869     331.92         728       81.9
701 - 720                      $7,741,529      28        3.91       $276,483       6.516     357.13         712       79.6
681 - 700                     $10,449,812      49        5.28       $213,261       6.602     356.86         691       78.0
661 - 680                     $11,551,846      59        5.84       $195,794       6.575     352.84         669       72.9
641 - 660                     $23,083,720     113       11.67       $204,281       6.780     355.62         651       77.2
621 - 640                     $34,592,253     174       17.49       $198,806       6.865     355.92         630       78.0
601 - 620                     $34,339,622     164       17.36       $209,388       6.800     355.43         610       75.7
581 - 600                     $24,500,814     135       12.39       $181,488       7.069     352.49         591       75.9
561 - 580                     $20,539,886     102       10.38       $201,371       7.247     354.31         570       74.7
541 - 560                     $11,017,814      59        5.57       $186,743       7.590     352.32         551       75.4
521 - 540                      $8,098,584      40        4.09       $202,465       8.160     354.34         531       74.7
501 - 520                      $6,276,486      37        3.17       $169,635       8.359     352.25         511       71.9
<= 500                           $203,863       1        0.10       $203,863       7.990     359.00         500       80.0
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------
                                                        Grade
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
A                            $155,597,106     752       78.66       $206,911       6.907     354.93         625       77.1
A-                             $9,762,365      53        4.94       $184,196       7.290     355.39         606       75.9
B                             $15,594,263      90        7.88       $173,270       7.451     348.51         588       71.3
C                             $10,616,602      55        5.37       $193,029       7.136     357.64         583       71.6
C-                             $4,804,708      29        2.43       $165,680       7.234     358.96         610       73.4
D                              $1,434,336       7        0.73       $204,905       7.421     348.07         552       73.2
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     1-6



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                                        Group 1

                                                  Fixed $197,809,381

                                                    Detailed Report



-----------------------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
0                             $25,894,561     153       13.09       $169,245       7.531     354.14         612       79.0
12                            $11,039,403      40        5.58       $275,985       7.130     358.98         615       77.5
24                             $8,981,075      41        4.54       $219,051       7.218     352.68         609       76.9
30                               $224,000       1        0.11       $224,000       7.680     359.00         707       80.0
36                            $28,311,677     145       14.31       $195,253       7.040     351.71         620       75.3
60                           $123,358,666     606       62.36       $203,562       6.839     355.17         619       75.6
-----------------------------------------------------------------------------------------------------------------------------
                             $197,809,381     986      100.00       $200,618       6.993     354.64         618       76.2
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                     1-7



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                    Group 2

                          ARM and Fixed $591,926,549

                                Detailed Report



Summary of Loans in Statistical Calculation Pool                Range
(As of Calculation Date)                                        -----


Total Number of Loans                              3,544
Total Outstanding Balance                   $591,926,549
Average Loan Balance                            $167,022     $1,489 to $600,000
WA Mortgage Rate                                  7.594%     5.000% to 12.000%
Net WAC                                           7.085%     4.491% to 11.491%
ARM Characteristics
   WA Gross Margin                                6.971%     2.750% to 12.000%
   WA Months to First Roll                            30          2 to 36
   WA First Periodic Cap                          1.775%     1.000% to 6.000%
   WA Subsequent Periodic Cap                     1.411%     1.000% to 2.000%
   WA Lifetime Cap                               14.493%    11.500% to 19.000%
   WA Lifetime Floor                              7.628%     1.500% to 11.950%
WA Original Term (months)                            359        180 to 360
WA Remaining Term (months)                           358        176 to 360
WA LTV                                            77.57%      8.97% to 100.00%
  Percentage of Pool with CLTV > 100%              0.00%
  WA Effective LTV (Post MI)                      77.57%
  Second Liens w/100% CLTV                         0.00%
WA FICO                                              592


Secured by (% of pool)     1st Liens             100.00%
                           2nd Liens               0.00%
Prepayment Penalty at Loan Orig (% of all loans)  67.88%



---------------------------------------------------------------------------------------------------------------------------------
Top 5 States:     Top 5 Prop:           Doc Types:        Purpose Codes       Occ Codes         Grades         Orig PP Term
-------------     -----------           ----------        -------------       ---------         ------         ------------
CA    18.66%     SFR      76.97%     FULL      71.04%     RCO    81.43%     OO     95.49%     A     74.57%     0     32.12%
FL     9.77%     PUD      12.86%     STATED    28.94%     PUR    13.75%     INV     3.15%     A-     7.19%     12     5.57%
AZ     5.52%     CND       5.40%     STREAM     0.02%     RNC     4.82%     2H      1.37%     B      9.41%     24    30.35%
IL     5.27%     2 FAM     3.44%                                                              C      5.80%     30     0.06%
NY     4.86%     3 FAM     0.71%                                                              C-     2.31%     36    31.90%
                                                                                              D      0.72%
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-1



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 2

                          ARM and Fixed $591,926,549

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------
                                                        Program
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                      $5,041,258      23        0.85       $219,185       6.885     359.41         544       77.3
2/28 LIB6M                   $141,266,570     889       23.87       $158,905       7.669     359.02         586       76.5
2/28 LIB6M - IO - 24          $43,071,348     201        7.28       $214,285       7.057     359.06         606       79.6
2/28 LIB6M - IO - 60          $10,978,362      49        1.85       $224,048       7.055     358.22         609       78.4
3/27 LIB6M                   $251,717,285   1,637       42.53       $153,767       7.882     359.15         584       77.7
3/27 LIB6M - IO - 36          $59,132,806     298        9.99       $198,432       7.133     359.10         606       79.5
3/27 LIB6M - IO - 60           $8,287,905      44        1.40       $188,361       7.752     358.30         595       81.8
15Yr Fixed                     $2,970,547      18        0.50       $165,030       7.296     178.44         618       76.7
15Yr Fixed - CC                  $538,084       5        0.09       $107,617       8.252     178.74         617       83.1
30Yr Fixed                    $54,232,690     294        9.16       $184,465       7.157     358.56         614       75.1
30Yr Fixed - CC                $6,283,175      49        1.06       $128,228       8.257     358.78         587       78.9
30Yr Fixed - IO - 60           $8,406,519      37        1.42       $227,203       7.058     358.68         623       78.7
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                        Original Term
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
ARM 360                      $519,495,534   3,141       87.76       $165,392       7.641     359.07         589       77.8
Fixed 180                      $3,508,631      23        0.59       $152,549       7.442     178.49         618       77.7
Fixed 360                     $68,922,384     380       11.64       $181,375       7.245     358.59         612       75.9
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                $30,276       3        0.01        $10,092       9.467     287.22         647       67.1
$25,000.01 - $50,000.00          $902,211      19        0.15        $47,485       9.256     356.82         568       57.9
$50,000.01 - $75,000.00       $14,689,692     232        2.48        $63,318       8.709     357.53         593       78.3
$75,000.01 - $100,000.00      $47,337,425     533        8.00        $88,813       8.122     356.92         593       79.7
$100,000.01 - $150,000.00    $129,530,670   1,044       21.88       $124,072       7.884     357.74         592       79.4
$150,000.01 - $200,000.00    $113,142,213     653       19.11       $173,265       7.560     357.60         589       75.8
$200,000.01 - $250,000.00     $99,992,010     446       16.89       $224,197       7.470     358.98         588       75.9
$250,000.01 - $300,000.00     $91,720,490     335       15.50       $273,793       7.272     358.50         594       76.5
$300,000.01 - $350,000.00     $68,626,889     211       11.59       $325,246       7.281     358.12         595       80.1
$350,000.01 - $400,000.00     $19,658,479      54        3.32       $364,046       7.137     359.22         598       78.0
$400,000.01 - $450,000.00      $3,806,905       9        0.64       $422,989       7.209     339.33         602       69.3
$450,000.01 - $500,000.00      $1,889,289       4        0.32       $472,322       6.134     358.75         626       71.0
$550,000.01 - $600,000.00        $600,000       1        0.10       $600,000       7.300     360.00         590       75.0
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-2



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 2

                          ARM and Fixed $591,926,549

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------
                                                        State
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
Alabama                        $2,283,350      24        0.39        $95,140       7.723     359.03         588       84.1
Alaska                         $1,433,781       9        0.24       $159,309       9.110     358.79         576       92.5
Arizona                       $32,671,188     206        5.52       $158,598       7.508     359.14         585       76.9
Arkansas                       $1,255,506      12        0.21       $104,626       8.783     359.11         600       88.9
California                   $110,480,395     454       18.66       $243,349       6.888     358.85         591       70.7
Colorado                       $7,908,937      50        1.34       $158,179       7.650     358.69         594       81.5
Connecticut                   $14,004,910      78        2.37       $179,550       7.769     356.53         585       78.6
Delaware                       $1,547,870      11        0.26       $140,715       7.778     359.49         600       80.6
District of Columbia           $3,115,675      15        0.53       $207,712       7.554     347.37         594       66.5
Florida                       $57,832,768     353        9.77       $163,832       7.673     356.72         593       78.5
Georgia                       $21,602,019     160        3.65       $135,013       8.092     358.16         597       83.9
Hawaii                         $5,352,401      17        0.90       $314,847       6.923     358.99         625       71.7
Idaho                          $2,571,887      23        0.43       $111,821       8.016     359.01         586       80.6
Illinois                      $31,218,089     193        5.27       $161,752       7.834     357.41         595       79.9
Indiana                        $7,004,552      64        1.18       $109,446       8.403     359.11         592       85.3
Iowa                           $2,877,857      28        0.49       $102,781       8.309     359.00         589       82.8
Kansas                         $3,206,730      31        0.54       $103,443       8.320     359.15         610       85.8
Kentucky                       $3,089,551      27        0.52       $114,428       8.379     358.93         581       84.8
Louisiana                        $245,252       3        0.04        $81,751       8.016     358.13         595       78.8
Maine                          $2,423,333      16        0.41       $151,458       8.012     359.15         600       78.5
Maryland                      $25,978,439     129        4.39       $201,383       7.593     358.94         591       77.6
Massachusetts                 $17,034,418      78        2.88       $218,390       7.498     358.94         591       76.1
Michigan                      $16,919,564     146        2.86       $115,887       8.058     357.82         597       82.4
Minnesota                     $11,935,716      69        2.02       $172,981       7.597     359.04         597       81.2
Mississippi                      $614,314       6        0.10       $102,386       7.823     358.46         599       87.6
Missouri                       $6,960,394      59        1.18       $117,973       8.133     359.13         601       81.8
Montana                        $1,254,151       9        0.21       $139,350       7.498     359.17         603       82.4
Nebraska                         $855,968       8        0.14       $106,996       8.566     359.33         575       89.3
Nevada                        $14,549,780      70        2.46       $207,854       7.330     359.00         607       77.3
New Hampshire                  $3,769,127      21        0.64       $179,482       6.973     358.95         589       78.5
New Jersey                    $26,419,788     130        4.46       $203,229       7.861     358.85         584       74.6
New Mexico                     $3,829,884      24        0.65       $159,579       7.831     354.63         609       80.1
New York                      $28,748,987     117        4.86       $245,718       7.389     356.39         586       72.6
North Carolina                $10,526,477      86        1.78       $122,401       7.980     357.88         594       82.3
North Dakota                     $581,643       5        0.10       $116,329       8.902     359.37         577       85.1
Ohio                           $7,400,603      69        1.25       $107,255       8.167     356.65         588       81.8
Oklahoma                       $1,987,807      21        0.34        $94,657       8.447     359.20         587       85.6
Oregon                         $5,562,751      35        0.94       $158,936       7.194     359.24         615       82.2
Pennsylvania                  $12,274,704      95        2.07       $129,207       8.117     359.02         581       80.2
Rhode Island                     $497,422       2        0.08       $248,711       8.110     357.39         589       83.1
South Carolina                 $5,688,826      40        0.96       $142,221       8.251     359.06         581       81.6
South Dakota                     $537,188       5        0.09       $107,438       7.848     359.11         606       86.1
Tennessee                      $6,257,920      55        1.06       $113,780       8.171     358.90         590       85.6
Texas                         $21,678,230     192        3.66       $112,907       8.151     350.12         592       81.3
Utah                           $4,734,342      38        0.80       $124,588       7.311     358.86         611       81.7



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     2-3



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 2

                          ARM and Fixed $591,926,549

                                Detailed Report




-----------------------------------------------------------------------------------------------------------------------------
                                                        State
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
Vermont                          $855,279       6        0.14       $142,546       7.974     359.15         581       80.6
Virginia                      $15,802,549      92        2.67       $171,767       7.545     358.88         578       77.5
Washington                    $18,519,556     102        3.13       $181,564       7.219     358.96         597       79.5
West Virginia                  $1,799,329      12        0.30       $149,944       7.934     358.33         579       79.9
Wisconsin                      $5,404,435      40        0.91       $135,111       8.698     359.03         597       82.1
Wyoming                          $820,907       9        0.14        $91,212       8.195     359.25         588       86.6
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
<= 50.00                      $24,003,497     147        4.06       $163,289       7.122     359.08         580       41.9
50.01 - 55.00                 $14,102,586      79        2.38       $178,514       7.157     358.97         583       52.9
55.01 - 60.00                 $18,837,996     109        3.18       $172,826       7.203     357.87         576       58.0
60.01 - 65.00                 $29,865,367     170        5.05       $175,679       7.228     353.57         578       63.4
65.01 - 70.00                 $42,025,756     227        7.10       $185,135       7.534     358.97         576       68.6
70.01 - 75.00                 $61,954,211     323       10.47       $191,809       7.519     358.51         580       73.7
75.01 - 80.00                $202,804,722   1,320       34.26       $153,640       7.394     358.16         605       79.5
80.01 - 85.00                 $74,211,078     407       12.54       $182,337       7.758     357.89         582       84.3
85.01 - 90.00                 $90,075,333     507       15.22       $177,663       7.931     357.82         597       89.5
90.01 - 95.00                 $20,134,343     142        3.40       $141,791       8.713     357.45         596       94.5
95.01 - 100.00                $13,911,660     113        2.35       $123,112       8.905     357.42         601       99.6
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                    $754,215       3        0.13       $251,405       5.000     359.31         563       48.6
5.001 - 5.500                  $5,902,818      25        1.00       $236,113       5.337     359.44         588       64.0
5.501 - 6.000                 $28,078,471     124        4.74       $226,439       5.867     355.68         619       68.7
6.001 - 6.500                 $67,445,806     326       11.39       $206,889       6.353     357.73         611       75.0
6.501 - 7.000                $111,091,183     606       18.77       $183,319       6.820     358.35         606       75.0
7.001 - 7.500                 $95,404,300     553       16.12       $172,521       7.306     358.48         599       77.8
7.501 - 8.000                $105,004,437     647       17.74       $162,294       7.796     357.11         593       79.1
8.001 - 8.500                 $62,450,206     406       10.55       $153,818       8.298     358.52         575       79.5
8.501 - 9.000                 $57,835,720     390        9.77       $148,297       8.791     358.96         566       81.9
9.001 - 9.500                 $26,621,511     208        4.50       $127,988       9.286     357.57         558       81.9
9.501 - 10.000                $17,240,795     131        2.91       $131,609       9.773     357.47         555       80.6
10.001 - 10.500                $7,197,271      59        1.22       $121,988      10.308     355.79         563       84.1
10.501 - 11.000                $4,041,688      36        0.68       $112,269      10.810     356.58         557       85.7

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-4



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 2

                          ARM and Fixed $591,926,549

                                Detailed Report




-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                $1,760,702      17        0.30       $103,571      11.362     359.51         568       85.6
11.501 - 12.000                $1,097,426      13        0.19        $84,417      11.819     357.59         556       78.9
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                        Property Type
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
SFR                          $455,635,047   2,796       76.97       $162,960       7.602     358.11         590       77.6
PUD                           $76,099,190     409       12.86       $186,062       7.522     357.57         595       79.2
CND                           $31,980,605     215        5.40       $148,747       7.671     358.45         598       77.7
2 FAM                         $20,345,673      92        3.44       $221,149       7.433     357.94         602       73.0
3 FAM                          $4,176,669      16        0.71       $261,042       7.795     359.48         597       68.0
4 FAM                          $1,917,814       7        0.32       $273,973       7.860     320.11         563       66.8
CNDP                           $1,771,551       9        0.30       $196,839       8.092     359.19         592       78.9
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                        Purpose
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
RCO                          $481,992,755   2,610       81.43       $184,672       7.515     357.86         589       76.4
PUR                           $81,401,294     756       13.75       $107,674       8.099     358.81         607       83.4
RNC                           $28,532,501     178        4.82       $160,295       7.479     356.95         604       80.4
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                        Occupancy
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
OO                           $565,202,372   3,367       95.49       $167,865       7.568     357.89         591       77.7
INV                           $18,631,063     129        3.15       $144,427       8.085     359.09         605       76.2
2H                             $8,093,114      48        1.37       $168,607       8.230     359.19         608       75.3
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
121 - 180                      $3,508,631      23        0.59       $152,549       7.442     178.49         618       77.7



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-5



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 2

                          ARM and Fixed $591,926,549

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------
                                Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
181 - 300                         $57,450       2        0.01        $28,725      10.950     291.60         629       82.4
301 - 360                    $588,360,468   3,519       99.40       $167,195       7.594     359.02         592       77.6
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
FULL                         $420,533,729   2,646       71.04       $158,932       7.540     358.27         588       78.7
STATED INCOME                $171,292,020     897       28.94       $190,961       7.725     357.15         602       74.8
STREAMLINE                       $100,800       1        0.02       $100,800       9.250     360.00         562       90.0
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
781 - 800                        $335,598       3        0.06       $111,866       6.991     358.56         794       72.1
761 - 780                        $967,310       6        0.16       $161,218       6.621     358.80         766       70.9
741 - 760                        $900,446       4        0.15       $225,111       6.835     359.53         753       81.8
721 - 740                      $3,523,719      21        0.60       $167,796       7.125     358.91         730       80.2
701 - 720                      $3,165,950      21        0.53       $150,760       6.855     338.30         709       76.3
681 - 700                      $7,908,982      50        1.34       $158,180       6.866     358.79         689       72.9
661 - 680                     $14,466,905      91        2.44       $158,977       7.005     354.12         669       76.8
641 - 660                     $30,808,401     194        5.20       $158,806       7.006     357.48         650       76.5
621 - 640                     $86,603,831     502       14.63       $172,518       7.219     358.07         630       80.2
601 - 620                    $112,610,976     658       19.02       $171,141       7.322     357.65         611       79.7
581 - 600                    $102,408,403     619       17.30       $165,442       7.524     357.85         590       79.2
561 - 580                     $82,182,182     477       13.88       $172,290       7.757     359.00         571       77.2
541 - 560                     $61,152,867     383       10.33       $159,668       8.050     358.66         551       75.9
521 - 540                     $46,138,866     279        7.79       $165,372       8.257     357.45         532       73.7
501 - 520                     $36,034,705     218        6.09       $165,297       8.491     359.05         511       71.2
<= 500                         $2,717,409      18        0.46       $150,967       9.138     359.13         499       74.4
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------
                                                                Grade
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
A                            $441,380,294   2,667       74.57       $165,497       7.513     357.79         598       79.1
A-                            $42,552,153     224        7.19       $189,965       7.727     358.16         576       78.1


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     2-6



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 2

                          ARM and Fixed $591,926,549

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------
                                                                Grade
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
B                             $55,726,003     335        9.41       $166,346       7.826     358.63         572       73.1
C                             $34,345,322     201        5.80       $170,872       7.971     358.24         570       68.2
C-                            $13,670,765      88        2.31       $155,350       7.703     358.31         579       71.0
D                              $4,252,011      29        0.72       $146,621       8.154     359.49         571       69.5
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
0                            $190,136,459   1,169       32.12       $162,649       7.940     357.13         592       78.1
12                            $32,979,242     160        5.57       $206,120       7.511     358.99         593       75.4
24                           $179,624,932   1,053       30.35       $170,584       7.425     359.02         591       77.2
30                               $338,341       2        0.06       $169,170       7.603     358.00         596       86.9
36                           $188,847,575   1,160       31.90       $162,800       7.420     357.56         592       77.8
-----------------------------------------------------------------------------------------------------------------------------
                             $591,926,549   3,544      100.00       $167,022       7.594     357.94         592       77.6
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Months to Roll                 (Excludes 403 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                    WA          CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION        MTR          BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
0 - 6                5         $5,103,363      26        0.98       $196,283       6.934     358.59         545       77.4
7 - 12              11           $146,617       1        0.03       $146,617       7.875     335.00         630       90.0
19 - 24             23       $195,278,309   1,137       37.59       $171,749       7.498     358.99         591       77.3
25 - 31             31         $1,082,191       4        0.21       $270,548       7.612     355.00         567       80.1
32 - 37             35       $317,885,055   1,973       61.19       $161,118       7.740     359.15         588       78.1
-----------------------------------------------------------------------------------------------------------------------------
                             $519,495,534   3,141      100.00       $165,392       7.641     359.07         589       77.8
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                        Range of Margin                 (Excludes 403 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $343,423       2        0.07       $171,711       7.062     358.74         558       61.6
3.001 - 4.000                  $4,334,052      22        0.83       $197,002       7.583     359.03         578       80.9
4.001 - 5.000                 $12,766,108      65        2.46       $196,402       6.567     359.19         578       62.8
5.001 - 6.000                $100,465,675     602       19.34       $166,887       7.094     359.20         589       74.5
6.001 - 7.000                $166,424,521     934       32.04       $178,185       7.235     359.08         599       77.9
7.001 - 8.000                $150,476,883     940       28.97       $160,082       7.896     359.04         590       78.7
8.001 - 9.000                 $67,580,628     443       13.01       $152,552       8.633     358.94         572       81.7
9.001 - 10.000                $15,607,022     118        3.00       $132,263       9.371     358.99         560       82.2
10.001 - 11.000                  $971,184       9        0.19       $107,909      10.452     359.10         589       94.5


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-7



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 2

                          ARM and Fixed $591,926,549

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------
                                                        Range of Margin                 (Excludes 403 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
11.001 - 12.000                  $526,038       6        0.10        $87,673      10.620     359.12         575       86.7
-----------------------------------------------------------------------------------------------------------------------------
                             $519,495,534   3,141      100.00       $165,392       7.641     359.07         589       77.8
-----------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Maximum Rates                  (Excludes 403 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                  $155,829       1        0.03       $155,829       5.500     359.00         573       80.0
11.501 - 12.000                $1,727,333       8        0.33       $215,917       5.526     359.13         587       55.8
12.001 - 12.500               $11,318,430      53        2.18       $213,555       5.856     358.90         597       66.5
12.501 - 13.000               $30,096,068     145        5.79       $207,559       6.148     358.99         611       71.6
13.001 - 13.500               $65,499,795     331       12.61       $197,885       6.578     359.04         604       76.4
13.501 - 14.000               $98,828,377     550       19.02       $179,688       6.985     359.10         602       75.6
14.001 - 14.500               $81,914,270     482       15.77       $169,947       7.453     359.08         594       77.8
14.501 - 15.000               $84,909,390     541       16.34       $156,949       7.897     359.07         590       80.0
15.001 - 15.500               $51,818,259     341        9.97       $151,960       8.408     359.05         573       79.9
15.501 - 16.000               $46,641,524     315        8.98       $148,068       8.824     359.07         563       81.5
16.001 - 16.500               $19,452,152     150        3.74       $129,681       9.303     359.05         558       81.9
16.501 - 17.000               $15,173,285     115        2.92       $131,942       9.800     359.29         552       79.4
17.001 - 17.500                $5,632,969      48        1.08       $117,354      10.331     359.23         561       83.8
17.501 - 18.000                $3,600,168      33        0.69       $109,096      10.825     359.27         560       88.0
18.001 - 18.500                $1,689,226      16        0.33       $105,577      11.364     359.53         570       86.5
18.501 - 19.000                $1,038,460      12        0.20        $86,538      11.811     357.57         553       77.7
-----------------------------------------------------------------------------------------------------------------------------
14.493                       $519,495,534   3,141      100.00       $165,392       7.641     359.07         589       77.8
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                Initial Periodic Rate Cap               (Excludes 403 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
1.000                          $7,610,043      39        1.46       $195,129       7.283     359.33         562       77.5
1.500                        $411,276,440   2,494       79.17       $164,906       7.608     359.22         590       77.7
2.000                          $5,308,502      31        1.02       $171,242       7.590     357.90         585       76.4
3.000                         $94,950,350     575       18.28       $165,131       7.817     358.46         585       78.4
5.000                            $195,000       1        0.04       $195,000       7.400     359.00         599       79.9
6.000                            $155,200       1        0.03       $155,200       6.400     359.00         636       80.0
-----------------------------------------------------------------------------------------------------------------------------
                             $519,495,534   3,141      100.00       $165,392       7.641     359.07         589       77.8
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-8



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 2

                          ARM and Fixed $591,926,549

                                Detailed Report




-----------------------------------------------------------------------------------------------------------------------------
                                                Subsequent Periodic Rate Cap            (Excludes 403 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
1.000                         $93,003,585     551       17.90       $168,791       7.755     358.56         585       78.7
1.500                        $425,916,101   2,586       81.99       $164,701       7.616     359.18         590       77.6
2.000                            $575,849       4        0.11       $143,962       7.769     358.57         555       72.8
-----------------------------------------------------------------------------------------------------------------------------
                             $519,495,534   3,141      100.00       $165,392       7.641     359.07         589       77.8
-----------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Lifetime Rate Floor            (Excludes 403 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                     $82,431       1        0.02        $82,431       7.900     359.00         582       80.0
2.001 - 3.000                     $88,637       1        0.02        $88,637       7.600     358.00         574       66.4
4.001 - 5.000                    $754,215       3        0.15       $251,405       5.000     359.31         563       48.6
5.001 - 6.000                 $28,555,397     129        5.50       $221,360       5.789     359.23         606       68.2
6.001 - 7.000                $148,848,353     794       28.65       $187,466       6.665     359.10         605       75.3
7.001 - 8.000                $176,596,316   1,059       33.99       $166,758       7.570     359.05         595       78.5
8.001 - 9.000                $111,415,800     730       21.45       $152,624       8.533     358.98         570       80.6
9.001 - 10.000                $40,778,443     314        7.85       $129,868       9.478     359.10         556       81.3
> 10.000                      $12,375,942     110        2.38       $112,509      10.737     359.26         563       84.6
-----------------------------------------------------------------------------------------------------------------------------
                             $519,495,534   3,141      100.00       $165,392       7.641     359.07         589       77.8
-----------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------
                                        Next Interest Adjustment Date                   (Excludes 403 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
01/06                            $126,141       2        0.02        $63,070       5.902     354.01         589       98.9
03/06                             $24,133       1        0.00        $24,133       9.500     280.00         637       65.0
04/06                          $2,499,371      12        0.48       $208,281       6.951     359.00         546       76.8
05/06                          $2,453,717      11        0.47       $223,065       6.943     359.19         540       77.0
10/06                            $146,617       1        0.03       $146,617       7.875     335.00         630       90.0
06/07                            $927,471       5        0.18       $185,494       7.914     355.00         597       83.4
07/07                          $1,060,107       4        0.20       $265,027       6.698     356.00         570       85.8
08/07                          $4,827,748      29        0.93       $166,474       7.587     357.06         594       76.2
09/07                         $28,368,956     163        5.46       $174,043       7.479     358.02         590       77.2
10/07                        $117,156,653     680       22.55       $172,289       7.542     359.00         591       77.4
11/07                         $42,937,374     256        8.27       $167,724       7.393     360.00         595       76.7
06/08                          $1,082,191       4        0.21       $270,548       7.612     355.00         567       80.1
07/08                          $1,235,409       7        0.24       $176,487       7.856     356.00         598       81.9
08/08                          $3,821,563      24        0.74       $159,232       7.877     357.09         593       82.9
09/08                         $31,562,938     200        6.08       $157,815       7.991     358.13         581       77.8
10/08                        $195,671,780   1,212       37.67       $161,445       7.733     359.00         589       78.7
11/08                         $85,593,365     530       16.48       $161,497       7.657     360.00         588       76.7


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-9



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------




                                    Group 2

                          ARM and Fixed $591,926,549

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------
                                                Next Interest Adjustment Date           (Excludes 403 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                             $519,495,534   3,141      100.00       $165,392       7.641     359.07         589       77.8
-----------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     2-10



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                    Group 3

                          ARM and Fixed $529,528,241

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                Range
(As of Calculation Date)                                        -----


Total Number of Loans                             2,047
Total Outstanding Balance                  $529,528,241
Average Loan Balance                           $258,685   $39,012 to $1,250,400
WA Mortgage Rate                                 7.346%    4.000% to 12.375%
Net WAC                                          6.836%    3.491% to 11.541%
ARM Characteristics
   WA Gross Margin                               6.923%    2.500% to 12.050%
   WA Months to First Roll                           29         1 to 36
   WA First Periodic Cap                         1.657%    1.000% to 6.000%
   WA Subsequent Periodic Cap                    1.451%    1.000% to 3.000%
   WA Lifetime Cap                              14.418%   11.000% to 19.375%
   WA Lifetime Floor                             7.493%    4.000% to 12.375%
WA Original Term (months)                           359       180 to 360
WA Remaining Term (months)                          358        94 to 360
WA LTV                                           79.88%    17.75% to 100.00%
  Percentage of Pool with CLTV > 100%             0.00%
  WA Effective LTV (Post MI)                     79.87%
  Second Liens w/100% CLTV                        0.00%
WA FICO                                             611


Secured by (% of pool)     1st Liens            100.00%
                           2nd Liens              0.00%
Prepayment Penalty at Loan Orig
  (% of all loans)                               75.83%



---------------------------------------------------------------------------------------------------------------------------------
Top 5 States:     Top 5 Prop:           Doc Types:        Purpose Codes       Occ Codes         Grades         Orig PP Term
-------------     -----------           ----------        -------------       ---------         ------         ------------
CA    36.30%     SFR      69.88%     FULL      63.68%     PUR    60.22%     OO     98.86%     A     83.92%     0     24.17%
FL     9.68%     PUD      19.43%     STATED    36.32%     RCO    38.61%     2H      0.59%     A-     5.25%     12     5.37%
NY     5.57%     CND       6.55%                          RNC     1.17%     INV     0.55%     B      5.58%     24    32.28%
TX     4.33%     2 FAM     2.78%                                                              C      2.97%     30     0.03%
VA     3.33%     MNF       0.50%                                                              C-     1.72%     36    19.56%
                                                                                              D      0.56%     60    18.59%
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     3-1



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 3

                          ARM and Fixed $529,528,241

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------
                                                                Program
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                      $3,797,255      13        0.72       $292,097       7.251     359.34         569       79.4
2/28 LIB6M                    $92,970,791     369       17.56       $251,953       7.608     359.15         611       80.6
2/28 LIB6M - IO - 24          $85,742,791     260       16.19       $329,780       7.084     359.15         610       81.8
2/28 LIB6M - IO - 60          $10,573,711      33        2.00       $320,415       7.424     358.22         600       81.6
3/27 LIB6M                   $141,847,593     612       26.79       $231,777       7.807     359.16         607       80.7
3/27 LIB6M - IO - 36          $63,024,981     214       11.90       $294,509       7.211     359.11         610       80.9
3/27 LIB6M - IO - 60           $6,108,086      29        1.15       $210,624       7.948     358.21         605       83.4
15Yr Fixed                     $1,422,624      13        0.27       $109,433       6.801     175.10         613       63.3
15Yr Fixed - CC                  $275,446       2        0.05       $137,723       8.230     178.57         593       77.1
30Yr Fixed                    $95,418,044     395       18.02       $241,565       6.773     358.53         622       75.7
30Yr Fixed - CC                $9,328,073      52        1.76       $179,386       8.100     358.70         583       79.2
30Yr Fixed - IO - 60          $19,018,847      55        3.59       $345,797       6.564     358.95         632       78.9
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                        Original Term
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
ARM 360                      $404,065,208   1,530       76.31       $264,095       7.502     359.11         608       81.0
Fixed 180                      $1,698,070      15        0.32       $113,205       7.033     175.66         610       65.5
Fixed 360                    $123,764,964     502       23.37       $246,544       6.841     358.61         620       76.5
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00          $186,459       4        0.04        $46,615       9.369     332.33         629       75.7
$50,000.01 - $75,000.00        $2,295,965      36        0.43        $63,777       8.206     333.31         610       79.3
$75,000.01 - $100,000.00      $10,403,492     117        1.96        $88,919       7.893     352.68         608       79.1
$100,000.01 - $150,000.00     $43,198,510     345        8.16       $125,213       7.888     356.68         606       80.9
$150,000.01 - $200,000.00     $69,958,180     401       13.21       $174,459       7.669     358.62         610       82.9
$200,000.01 - $250,000.00     $65,582,708     292       12.39       $224,598       7.479     357.75         617       79.9
$250,000.01 - $300,000.00     $51,663,421     189        9.76       $273,351       7.245     359.02         618       82.3
$300,000.01 - $350,000.00     $42,334,202     132        7.99       $320,714       7.206     359.07         618       82.0
$350,000.01 - $400,000.00     $75,153,524     199       14.19       $377,656       7.159     359.03         603       78.9
$400,000.01 - $450,000.00     $50,534,214     119        9.54       $424,657       7.096     359.04         609       77.7
$450,000.01 - $500,000.00     $48,184,319     101        9.10       $477,072       7.118     359.14         606       78.0
$500,000.01 - $550,000.00     $18,895,278      36        3.57       $524,869       6.973     359.25         620       79.7
$550,000.01 - $600,000.00     $15,656,546      27        2.96       $579,872       7.017     359.04         597       74.4
$600,000.01 - $650,000.00     $13,236,521      21        2.50       $630,311       7.374     358.90         618       77.9
$650,000.01 - $700,000.00      $6,792,970      10        1.28       $679,297       6.528     359.20         624       73.3


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     3-2



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                    Group 3

                          ARM and Fixed $529,528,241

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
$700,000.01 - $750,000.00      $5,155,329       7        0.97       $736,476       7.497     359.14         614       80.3
$750,000.01 - $800,000.00        $791,335       1        0.15       $791,335       6.875     359.00         629       80.0
$800,000.01 - $850,000.00      $1,674,799       2        0.32       $837,400       7.229     359.00         627       79.0
$850,000.01 - $900,000.00      $1,748,420       2        0.33       $874,210       5.927     359.49         605       72.1
> $900,000.00                  $6,082,048       6        1.15     $1,013,675       8.256     359.20         606       78.4
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                                State
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
Alabama                        $1,734,400      14        0.33       $123,886       8.016     358.93         596       90.1
Alaska                         $1,329,949       5        0.25       $265,990       8.896     359.13         573       98.5
Arizona                       $13,744,625      69        2.60       $199,197       7.440     359.02         612       80.9
Arkansas                         $719,035       5        0.14       $143,807       8.862     359.37         588       95.1
California                   $192,198,863     525       36.30       $366,093       6.916     358.92         615       77.7
Colorado                       $8,570,105      39        1.62       $219,746       7.209     359.08         607       79.8
Connecticut                    $8,025,229      30        1.52       $267,508       7.454     358.90         610       77.9
Delaware                       $2,037,719       9        0.38       $226,413       7.537     358.44         649       86.9
District of Columbia           $1,200,728       4        0.23       $300,182       7.112     359.49         601       71.6
Florida                       $51,240,817     225        9.68       $227,737       7.636     358.26         608       81.1
Georgia                       $12,651,708      62        2.39       $204,060       7.950     358.55         595       82.6
Hawaii                         $8,345,843      23        1.58       $362,863       6.541     358.86         642       76.0
Idaho                          $1,856,586      14        0.35       $132,613       7.717     351.57         610       85.0
Illinois                      $15,751,611      70        2.97       $225,023       8.177     357.85         605       83.7
Indiana                        $2,007,901      15        0.38       $133,860       8.053     357.32         599       84.9
Iowa                             $543,394       3        0.10       $181,131       8.942     359.00         584       87.2
Kansas                           $613,046       4        0.12       $153,261       8.271     359.11         581       82.4
Kentucky                       $1,753,613      14        0.33       $125,258       7.845     358.76         604       85.7
Louisiana                        $341,356       3        0.06       $113,785       6.673     358.70         636       78.5
Maine                            $460,088       3        0.09       $153,363       7.868     359.59         579       80.9
Maryland                      $13,433,442      45        2.54       $298,521       7.417     358.95         605       78.4
Massachusetts                 $12,701,896      47        2.40       $270,253       7.500     359.11         612       79.4
Michigan                       $5,799,420      29        1.10       $199,980       7.994     359.17         610       82.8
Minnesota                      $3,281,655      15        0.62       $218,777       7.613     359.25         624       89.5
Mississippi                      $753,978       5        0.14       $150,796       8.256     358.70         602       96.2
Missouri                       $3,084,957      22        0.58       $140,225       7.805     355.11         606       84.3
Montana                        $1,129,100       7        0.21       $161,300       7.816     358.91         593       84.6
Nebraska                         $146,822       2        0.03        $73,411       7.821     342.85         685       78.7
Nevada                        $14,873,664      58        2.81       $256,442       7.298     358.92         611       81.3
New Hampshire                  $2,120,636       9        0.40       $235,626       7.242     359.10         596       77.4
New Jersey                    $15,710,402      53        2.97       $296,423       7.841     359.27         596       78.1
New Mexico                     $1,117,293       6        0.21       $186,215       7.911     359.00         609       81.1

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     3-3



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 3

                          ARM and Fixed $529,528,241

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------
                                                                State
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
New York                      $29,487,329      83        5.57       $355,269       7.331     359.22         620       77.4
North Carolina                 $8,566,560      44        1.62       $194,695       7.899     358.80         603       84.1
North Dakota                     $420,934       4        0.08       $105,233       8.470     358.21         601       80.0
Ohio                           $3,984,824      25        0.75       $159,393       8.572     355.31         584       81.3
Oklahoma                       $1,155,785       8        0.22       $144,473       8.079     358.97         608       83.9
Oregon                         $6,181,295      29        1.17       $213,148       7.248     358.99         613       82.8
Pennsylvania                   $8,617,038      50        1.63       $172,341       7.293     351.53         603       80.6
Rhode Island                   $1,430,514       5        0.27       $286,103       8.408     359.25         586       75.0
South Carolina                 $2,738,975      14        0.52       $195,641       7.928     358.81         582       84.6
Tennessee                      $5,255,694      35        0.99       $150,163       7.904     358.92         624       85.8
Texas                         $22,932,594     161        4.33       $142,438       7.866     357.49         609       82.6
Utah                           $2,206,665      13        0.42       $169,743       7.657     358.89         617       85.0
Virginia                      $17,635,150      53        3.33       $332,739       7.203     357.98         605       80.6
Washington                    $15,910,882      66        3.00       $241,074       7.229     354.79         612       81.4
West Virginia                    $699,085       6        0.13       $116,514       8.408     359.21         567       87.8
Wisconsin                      $1,803,508       9        0.34       $200,390       7.641     350.39         619       81.6
Wyoming                        $1,221,528       8        0.23       $152,691       8.138     358.84         600       83.5
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
<= 50.00                       $9,790,546      34        1.85       $287,957       6.931     353.11         587       43.4
50.01 - 55.00                  $4,777,991      21        0.90       $227,523       6.873     356.27         597       52.7
55.01 - 60.00                 $11,357,219      43        2.14       $264,121       6.851     359.03         599       57.9
60.01 - 65.00                 $17,440,122      54        3.29       $322,965       6.915     356.01         605       62.8
65.01 - 70.00                 $25,704,273      77        4.85       $333,822       7.112     356.88         595       68.7
70.01 - 75.00                 $48,335,825     157        9.13       $307,871       7.151     357.86         605       74.0
75.01 - 80.00                $253,072,501   1,057       47.79       $239,425       7.189     358.81         624       79.8
80.01 - 85.00                 $46,535,505     150        8.79       $310,237       7.292     359.11         598       84.3
85.01 - 90.00                 $67,771,514     239       12.80       $283,563       7.748     358.50         600       89.6
90.01 - 95.00                 $24,942,584     108        4.71       $230,950       8.467     358.77         587       94.8
95.01 - 100.00                $19,800,161     107        3.74       $185,048       8.444     358.96         604       99.8
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
<= 4.000                         $224,000       1        0.04       $224,000       4.000     360.00         585       80.0
4.501 - 5.000                    $532,000       2        0.10       $266,000       4.882     360.00         600       80.0




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     3-4



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 3

                          ARM and Fixed $529,528,241

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                  $8,914,244      21        1.68       $424,488       5.441     359.18         633       71.5
5.501 - 6.000                 $38,673,527     113        7.30       $342,244       5.876     358.93         636       73.8
6.001 - 6.500                 $80,736,434     269       15.25       $300,135       6.338     358.09         628       76.6
6.501 - 7.000                $121,317,690     438       22.91       $276,981       6.817     358.16         621       79.3
7.001 - 7.500                 $81,553,368     322       15.40       $253,271       7.311     358.24         616       79.8
7.501 - 8.000                 $77,129,148     337       14.57       $228,870       7.780     358.69         604       81.6
8.001 - 8.500                 $44,120,177     200        8.33       $220,601       8.291     358.66         596       82.5
8.501 - 9.000                 $35,994,191     152        6.80       $236,804       8.801     357.98         580       85.8
9.001 - 9.500                 $19,941,008      88        3.77       $226,602       9.294     359.23         573       82.9
9.501 - 10.000                $12,201,294      56        2.30       $217,880       9.797     359.18         564       85.3
10.001 - 10.500                $3,274,637      21        0.62       $155,935      10.265     357.45         559       86.2
10.501 - 11.000                $3,213,070      18        0.61       $178,504      10.721     358.61         554       88.1
11.001 - 11.500                  $584,862       3        0.11       $194,954      11.360     359.31         539       96.0
11.501 - 12.000                  $671,153       4        0.13       $167,788      11.655     359.32         523       85.1
12.001 - 12.500                  $447,441       2        0.08       $223,720      12.085     352.94         594       97.3
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                        Property Type
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
SFR                          $370,025,449   1,410       69.88       $262,429       7.299     358.29         609       79.7
PUD                          $102,882,236     413       19.43       $249,110       7.378     358.54         612       81.2
CND                           $34,668,954     145        6.55       $239,096       7.600     358.70         618       80.9
2 FAM                         $14,723,887      47        2.78       $313,274       7.442     359.27         634       77.3
MNF                            $2,673,839      17        0.50       $157,285       8.191     359.17         603       69.7
3 FAM                          $2,243,476       6        0.42       $373,913       7.209     359.00         618       61.5
4 FAM                          $1,233,000       3        0.23       $411,000       8.456     359.62         556       75.7
CNDP                           $1,077,399       6        0.20       $179,566       7.744     359.21         654       80.0
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                                Purpose
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
PUR                          $318,899,033   1,404       60.22       $227,136       7.586     358.99         614       82.4
RCO                          $204,436,039     614       38.61       $332,958       6.971     357.72         606       75.9
RNC                            $6,193,169      29        1.17       $213,558       7.315     350.90         609       80.4
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     3-5



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                    Group 3

                          ARM and Fixed $529,528,241

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------
                                                                Occupancy
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
OO                           $523,480,125   2,027       98.86       $258,254       7.348     358.40         611       80.0
2H                             $3,122,537       8        0.59       $390,317       7.162     359.08         606       68.8
INV                            $2,925,579      12        0.55       $243,798       7.117     359.12         624       67.6
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
1 - 120                           $59,343       1        0.01        $59,343       8.125      94.00         598       80.0
121 - 180                      $1,638,727      14        0.31       $117,052       6.994     178.62         610       65.0
181 - 300                        $205,996       2        0.04       $102,998       9.324     277.51         581       76.5
301 - 360                    $527,624,176   2,030       99.64       $259,913       7.346     359.02         611       79.9
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
FULL                         $337,217,001   1,378       63.68       $244,715       7.239     358.27         602       81.2
STATED INCOME                $192,311,240     669       36.32       $287,461       7.532     358.64         626       77.6
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                        Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
801 - 820                        $223,813       1        0.04       $223,813       6.900     359.00         816       80.0
781 - 800                        $310,705       1        0.06       $310,705       7.000     359.00         797       80.0
761 - 780                      $3,259,880      10        0.62       $325,988       6.269     359.01         766       80.4
741 - 760                      $2,710,065      11        0.51       $246,370       7.013     359.17         752       79.1
721 - 740                      $5,670,314      23        1.07       $246,535       7.114     359.20         732       79.9
701 - 720                      $9,994,045      39        1.89       $256,258       6.567     357.23         711       75.5
681 - 700                     $18,494,397      70        3.49       $264,206       6.682     357.98         690       78.1
661 - 680                     $22,400,662      98        4.23       $228,578       6.929     358.93         669       79.5
641 - 660                     $41,248,019     164        7.79       $251,512       6.939     358.79         649       77.8
621 - 640                    $105,447,662     392       19.91       $268,999       7.073     358.52         630       80.4
601 - 620                    $109,853,245     420       20.75       $261,555       7.126     358.06         610       80.7
581 - 600                     $87,936,495     342       16.61       $257,124       7.410     358.63         591       81.1
561 - 580                     $56,344,196     206       10.64       $273,516       7.936     358.29         571       81.7
541 - 560                     $36,158,102     142        6.83       $254,635       8.164     358.59         551       78.1

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     3-6



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 3

                          ARM and Fixed $529,528,241

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------
                                                        Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
521 - 540                     $17,362,984      78        3.28       $222,602       8.499     358.51         530       77.8
501 - 520                     $11,706,296      49        2.21       $238,904       8.671     357.30         511       71.7
<= 500                           $407,360       1        0.08       $407,360       9.750     359.00         496       95.0
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                Grade
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
A                            $444,378,752   1,736       83.92       $255,979       7.288     358.52         615       80.6
A-                            $27,798,668      87        5.25       $319,525       7.628     358.47         586       76.6
B                             $29,549,103     115        5.58       $256,949       7.588     356.07         591       77.6
C                             $15,746,762      60        2.97       $262,446       7.446     358.76         600       73.6
C-                             $9,098,623      38        1.72       $239,437       7.900     359.44         597       77.3
D                              $2,956,333      11        0.56       $268,758       8.636     359.22         563       71.0
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
0                            $127,988,672     481       24.17       $266,089       7.886     359.13         608       81.0
12                            $28,449,315      92        5.37       $309,232       7.492     359.09         615       76.9
24                           $170,928,447     607       32.28       $281,595       7.252     359.10         607       81.0
30                               $153,114       1        0.03       $153,114       7.740     358.00         600       80.0
36                           $103,591,952     418       19.56       $247,828       7.294     358.98         612       80.5
60                            $98,416,743     448       18.59       $219,680       6.817     355.44         620       76.7
-----------------------------------------------------------------------------------------------------------------------------
                             $529,528,241   2,047      100.00       $258,685       7.346     358.40         611       79.9
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Months to Roll                 (Excludes 517 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                    WA          CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION        MTR          BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
0 - 6                5         $3,883,821      15        0.96       $258,921       7.351     358.05         571       79.3
19 - 24             23       $189,287,293     662       46.85       $285,932       7.360     359.10         610       81.2
25 - 31             31           $369,550       1        0.09       $369,550       6.750     355.00         630       95.0
32 - 37             35       $210,524,544     852       52.10       $247,095       7.633     359.15         608       80.8
-----------------------------------------------------------------------------------------------------------------------------
                             $404,065,208   1,530      100.00       $264,095       7.502     359.11         608       81.0
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                     3-7



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 3

                          ARM and Fixed $529,528,241

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Margin                         (Excludes 517 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $174,400       1        0.04       $174,400       7.500     359.00         602       80.0
3.001 - 4.000                    $824,500       2        0.20       $412,250       8.549     360.00         561       82.6
4.001 - 5.000                  $5,168,097      17        1.28       $304,006       6.428     359.43         590       68.6
5.001 - 6.000                 $91,565,058     348       22.66       $263,118       7.175     359.21         605       77.8
6.001 - 7.000                $142,301,837     491       35.22       $289,820       7.071     359.12         619       80.0
7.001 - 8.000                $108,655,018     428       26.89       $253,867       7.711     359.04         612       82.6
8.001 - 9.000                 $42,633,532     183       10.55       $232,970       8.556     358.99         589       86.1
9.001 - 10.000                $10,596,760      49        2.62       $216,260       9.481     359.10         564       88.2
10.001 - 11.000                $1,529,369       9        0.38       $169,930      10.417     359.33         559       91.4
11.001 - 12.000                  $216,750       1        0.05       $216,750      11.550     360.00         518       85.0
12.001 - 13.000                  $399,887       1        0.10       $399,887      12.050     359.00         597      100.0
-----------------------------------------------------------------------------------------------------------------------------
6.923                        $404,065,208   1,530      100.00       $264,095       7.502     359.11         608       81.0
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                         Range of Maximum Rates                         (Excludes 517 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                  $224,000       1        0.06       $224,000       4.000     360.00         585       80.0
11.501 - 12.000                $1,169,177       4        0.29       $292,294       5.406     359.46         663       80.0
12.001 - 12.500                $9,323,291      29        2.31       $321,493       5.822     358.87         607       74.1
12.501 - 13.000               $23,919,207      72        5.92       $332,211       6.138     358.96         619       77.8
13.001 - 13.500               $50,195,433     165       12.42       $304,215       6.447     359.17         627       78.4
13.501 - 14.000               $91,072,528     317       22.54       $287,295       6.884     359.14         620       79.8
14.001 - 14.500               $67,826,758     255       16.79       $265,987       7.379     359.07         617       80.1
14.501 - 15.000               $60,483,722     252       14.97       $240,015       7.851     359.08         604       82.5
15.001 - 15.500               $35,564,638     157        8.80       $226,526       8.325     359.13         600       83.1
15.501 - 16.000               $28,487,553     112        7.05       $254,353       8.826     359.12         580       86.1
16.001 - 16.500               $17,552,895      75        4.34       $234,039       9.297     359.33         573       82.5
16.501 - 17.000               $10,384,706      46        2.57       $225,754       9.794     359.15         563       84.4
17.001 - 17.500                $3,200,704      20        0.79       $160,035      10.268     359.20         560       86.3
17.501 - 18.000                $2,957,140      16        0.73       $184,821      10.715     359.34         547       88.5
18.001 - 18.500                  $584,862       3        0.14       $194,954      11.360     359.31         539       96.0
18.501 - 19.000                  $671,153       4        0.17       $167,788      11.655     359.32         523       85.1
19.001 - 19.500                  $447,441       2        0.11       $223,720      12.085     352.94         594       97.3
-----------------------------------------------------------------------------------------------------------------------------
14.418                       $404,065,208   1,530      100.00       $264,095       7.502     359.11         608       81.0
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                         Initial Periodic Rate Cap                      (Excludes 517 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
1.000                          $5,143,342      18        1.27       $285,741       7.288     359.24         574       80.3




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     3-8



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 3

                          ARM and Fixed $529,528,241

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------
                                         Initial Periodic Rate Cap                      (Excludes 517 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
1.500                        $354,184,300   1,332       87.66       $265,904       7.500     359.21         609       81.1
2.000                          $2,377,212      10        0.59       $237,721       7.771     358.45         590       80.6
3.000                         $41,894,280     168       10.37       $249,371       7.533     358.30         605       79.9
5.000                            $210,074       1        0.05       $210,074       7.300     358.00         632       80.0
6.000                            $256,000       1        0.06       $256,000       6.675     357.00         613       80.0
-----------------------------------------------------------------------------------------------------------------------------
                             $404,065,208   1,530      100.00       $264,095       7.502     359.11         608       81.0
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Subsequent Periodic Rate Cap            (Excludes 517 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
1.000                         $39,948,227     154        9.89       $259,404       7.502     358.44         601       80.1
1.500                        $363,731,227   1,374       90.02       $264,724       7.501     359.19         609       81.1
2.000                            $210,074       1        0.05       $210,074       7.300     358.00         632       80.0
3.000                            $175,679       1        0.04       $175,679       8.750     358.00         576       95.0
-----------------------------------------------------------------------------------------------------------------------------
                             $404,065,208   1,530      100.00       $264,095       7.502     359.11         608       81.0
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Lifetime Rate Floor            (Excludes 517 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                    $224,000       1        0.06       $224,000       4.000     360.00         585       80.0
4.001 - 5.000                    $532,000       2        0.13       $266,000       4.882     360.00         600       80.0
5.001 - 6.000                 $23,698,991      66        5.87       $359,076       5.815     359.30         618       76.9
6.001 - 7.000                $141,689,645     479       35.07       $295,803       6.662     359.12         623       79.0
7.001 - 8.000                $129,976,894     513       32.17       $253,366       7.541     359.07         612       80.9
8.001 - 9.000                 $70,878,815     296       17.54       $239,455       8.527     359.06         591       84.4
9.001 - 10.000                $29,164,551     127        7.22       $229,642       9.480     359.30         569       83.8
> 10.000                       $7,900,312      46        1.96       $171,746      10.741     358.63         553       88.3
-----------------------------------------------------------------------------------------------------------------------------
                             $404,065,208   1,530      100.00       $264,095       7.502     359.11         608       81.0
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Next Interest Adjustment Date           (Excludes 517 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
12/05                             $39,012       1        0.01        $39,012      11.000     301.00         717       75.0
01/06                             $47,554       1        0.01        $47,554      12.375     302.00         566       75.0
04/06                          $2,499,505       9        0.62       $277,723       7.309     359.00         554       82.0
05/06                          $1,297,750       4        0.32       $324,438       7.138     360.00         599       74.4
06/07                            $243,571       1        0.06       $243,571       7.150     355.00         630       80.0
07/07                            $768,243       2        0.19       $384,121       7.635     356.00         613       80.8

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     3-9



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                    Group 3

                          ARM and Fixed $529,528,241

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------------
                                                Next Interest Adjustment Date           (Excludes 517 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
08/07                          $2,965,317      12        0.73       $247,110       7.634     357.00         596       84.9
09/07                         $20,261,276      69        5.01       $293,642       7.274     358.02         598       78.7
10/07                        $117,510,592     413       29.08       $284,529       7.385     359.00         610       82.1
11/07                         $47,538,293     165       11.77       $288,111       7.315     360.00         614       79.6
06/08                            $369,550       1        0.09       $369,550       6.750     355.00         630       95.0
07/08                          $1,224,377       4        0.30       $306,094       7.021     356.00         607       84.0
08/08                          $2,950,614      13        0.73       $226,970       7.652     357.09         588       81.7
09/08                         $17,512,079      77        4.33       $227,430       7.696     358.00         603       82.1
10/08                        $130,716,985     536       32.35       $243,875       7.658     359.00         607       80.9
11/08                         $58,120,489     222       14.38       $261,804       7.568     360.00         611       80.2
-----------------------------------------------------------------------------------------------------------------------------
                             $404,065,208   1,530      100.00       $264,095       7.502     359.11         608       81.0
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     3-10



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                 Groups 2 & 3

                         ARM and Fixed $1,121,454,790

                                Detailed Report


Summary of Loans in Statistical Calculation Pool                Range
(As of Calculation Date)                                        -----


Total Number of Loans                             5,591
Total Outstanding Balance                $1,121,451,790
Average Loan Balance                           $200,582   $1,489 to $1,250,400
WA Mortgage Rate                                 7.477%   4.000% to 12.375%
Net WAC                                          6.967%   3.491% to 11.541%
ARM Characteristics
   WA Gross Margin                               6.950%    2.500% to 12.050%
   WA Months to First Roll                           30         1 to 36
   WA First Periodic Cap                         1.723%    1.000% to 6.000%
   WA Subsequent Periodic Cap                    1.429%    1.000% to 3.000%
   WA Lifetime Cap                              14.460%   11.000% to 19.375%
   WA Lifetime Floor                             7.569%    1.500% to 12.375%
WA Original Term (months)                           359       180 to 360
WA Remaining Term (months)                          358        94 to 360
WA LTV                                           78.66%     8.97% to 100.00%
  Percentage of Pool with CLTV > 100%             0.00%
  WA Effective LTV (Post MI)                     78.66%
  Second Liens w/100% CLTV                        0.00%
WA FICO                                             601


Secured by (% of pool)     1st Liens            100.00%
                           2nd Liens              0.00%
Prepayment Penalty at Loan Orig
  (% of all loans)                               71.63%



---------------------------------------------------------------------------------------------------------------------------------
Top 5 States:     Top 5 Prop:           Doc Types:        Purpose Codes       Occ Codes         Grades         Orig PP Term
-------------     -----------           ----------        -------------       ---------         ------         ------------
CA    26.99%     SFR      73.62%     FULL      67.57%     RCO    61.21%     OO     97.08%     A     78.98%     0     28.37%
FL     9.73%     PUD      15.96%     STATED    33.42%     PUR    35.69%     INV     1.92%     A-     6.27%     12     5.48%
NY     5.19%     CND       5.94%     STREAM     0.01%     RNC     3.10%     2H      1.00%     B      7.60%     24    31.26%
IL     4.19%     2 FAM     3.13%                                                              C      4.47%     30     0.04%
AZ     4.14%     3 FAM     0.57%                                                              C-     2.03%     36    26.08%
                                                                                              D      0.64%     60     8.78%
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                                 Groups 2 & 3

                         ARM and Fixed $1,121,454,790

                                Detailed Report




-----------------------------------------------------------------------------------------------------------------------------
                                                                Program
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                      $8,838,513      36        0.79       $245,514       7.042     359.38         555       78.2
2/28 LIB6M                   $234,237,361   1,258       20.89       $186,198       7.645     359.07         596       78.1
2/28 LIB6M - IO - 24         $128,814,139     461       11.49       $279,423       7.075     359.12         608       81.1
2/28 LIB6M - IO - 60          $21,552,073      82        1.92       $262,830       7.236     358.22         604       80.0
3/27 LIB6M                   $393,564,878   2,249       35.09       $174,995       7.855     359.15         592       78.8
3/27 LIB6M - IO - 36         $122,157,787     512       10.89       $238,589       7.173     359.11         608       80.2
3/27 LIB6M - IO - 60          $14,395,991      73        1.28       $197,205       7.835     358.26         599       82.5
15Yr Fixed                     $4,393,171      31        0.39       $141,715       7.136     177.36         616       72.4
15Yr Fixed - CC                  $813,530       7        0.07       $116,219       8.245     178.68         609       81.1
30Yr Fixed                   $149,650,734     689       13.34       $217,200       6.912     358.54         619       75.5
30Yr Fixed - CC               $15,611,247     101        1.39       $154,567       8.163     358.73         584       79.0
30Yr Fixed - IO - 60          $27,425,366      92        2.45       $298,102       6.715     358.87         629       78.8
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                        Original Term
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
ARM 360                      $923,560,742   4,671       82.35       $197,722       7.580     359.09         597       79.2
Fixed 180                      $5,206,701      38        0.46       $137,018       7.309     177.57         615       73.7
Fixed 360                    $192,687,348     882       17.18       $218,466       6.985     358.60         618       76.3
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                $30,276       3        0.00        $10,092       9.467     287.22         647       67.1
$25,000.01 - $50,000.00        $1,088,670      23        0.10        $47,333       9.276     352.63         579       61.0
$50,000.01 - $75,000.00       $16,985,657     268        1.51        $63,379       8.641     354.26         595       78.4
$75,000.01 - $100,000.00      $57,740,917     650        5.15        $88,832       8.081     356.15         596       79.6
$100,000.01 - $150,000.00    $172,729,180   1,389       15.40       $124,355       7.885     357.47         596       79.8
$150,000.01 - $200,000.00    $183,100,393   1,054       16.33       $173,720       7.602     357.98         597       78.5
$200,000.01 - $250,000.00    $165,574,718     738       14.76       $224,356       7.473     358.49         600       77.4
$250,000.01 - $300,000.00    $143,383,911     524       12.79       $273,633       7.263     358.69         603       78.5
$300,000.01 - $350,000.00    $110,961,091     343        9.89       $323,502       7.252     358.48         604       80.8
$350,000.01 - $400,000.00     $94,812,003     253        8.45       $374,751       7.154     359.07         602       78.7
$400,000.01 - $450,000.00     $54,341,120     128        4.85       $424,540       7.104     357.66         609       77.1
$450,000.01 - $500,000.00     $50,073,609     105        4.47       $476,892       7.081     359.12         607       77.7
$500,000.01 - $550,000.00     $18,895,278      36        1.68       $524,869       6.973     359.25         620       79.7
$550,000.01 - $600,000.00     $16,256,546      28        1.45       $580,591       7.027     359.08         596       74.5
$600,000.01 - $650,000.00     $13,236,521      21        1.18       $630,311       7.374     358.90         618       77.9


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                 Groups 2 & 3

                         ARM and Fixed $1,121,454,790

                                Detailed Report




-----------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
$650,000.01 - $700,000.00      $6,792,970      10        0.61       $679,297       6.528     359.20         624       73.3
$700,000.01 - $750,000.00      $5,155,329       7        0.46       $736,476       7.497     359.14         614       80.3
$750,000.01 - $800,000.00        $791,335       1        0.07       $791,335       6.875     359.00         629       80.0
$800,000.01 - $850,000.00      $1,674,799       2        0.15       $837,400       7.229     359.00         627       79.0
$850,000.01 - $900,000.00      $1,748,420       2        0.16       $874,210       5.927     359.49         605       72.1
> $900,000.00                  $6,082,048       6        0.54     $1,013,675       8.256     359.20         606       78.4
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                State
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
Alabama                        $4,017,750      38        0.36       $105,730       7.850     358.98         591       86.7
Alaska                         $2,763,730      14        0.25       $197,409       9.007     358.95         575       95.4
Arizona                       $46,415,813     275        4.14       $168,785       7.488     359.10         593       78.1
Arkansas                       $1,974,541      17        0.18       $116,149       8.812     359.21         595       91.1
California                   $302,679,258     979       26.99       $309,172       6.906     358.89         606       75.2
Colorado                      $16,479,042      89        1.47       $185,158       7.421     358.89         601       80.6
Connecticut                   $22,030,139     108        1.96       $203,983       7.654     357.40         594       78.3
Delaware                       $3,585,589      20        0.32       $179,279       7.641     358.90         628       84.2
District of Columbia           $4,316,402      19        0.38       $227,179       7.431     350.74         596       68.0
Florida                      $109,073,585     578        9.73       $188,709       7.656     357.45         600       79.7
Georgia                       $34,253,727     222        3.05       $154,296       8.040     358.30         596       83.4
Hawaii                        $13,698,243      40        1.22       $342,456       6.690     358.91         635       74.3
Idaho                          $4,428,473      37        0.39       $119,688       7.891     355.89         596       82.5
Illinois                      $46,969,700     263        4.19       $178,592       7.949     357.56         598       81.2
Indiana                        $9,012,453      79        0.80       $114,082       8.325     358.71         593       85.2
Iowa                           $3,421,251      31        0.31       $110,363       8.409     359.00         588       83.5
Kansas                         $3,819,776      35        0.34       $109,136       8.312     359.14         605       85.2
Kentucky                       $4,843,164      41        0.43       $118,126       8.185     358.87         589       85.1
Louisiana                        $586,608       6        0.05        $97,768       7.234     358.46         619       78.6
Maine                          $2,883,421      19        0.26       $151,759       7.989     359.22         597       78.9
Maryland                      $39,411,880     174        3.51       $226,505       7.533     358.95         595       77.8
Massachusetts                 $29,736,314     125        2.65       $237,891       7.499     359.01         600       77.5
Michigan                      $22,718,983     175        2.03       $129,823       8.042     358.17         600       82.5
Minnesota                     $15,217,371      84        1.36       $181,159       7.601     359.09         603       83.0
Mississippi                    $1,368,292      11        0.12       $124,390       8.062     358.59         601       92.3
Missouri                      $10,045,351      81        0.90       $124,017       8.033     357.89         603       82.6
Montana                        $2,383,251      16        0.21       $148,953       7.649     359.05         598       83.5
Nebraska                       $1,002,790      10        0.09       $100,279       8.457     356.92         591       87.7
Nevada                        $29,423,444     128        2.62       $229,871       7.314     358.96         609       79.3
New Hampshire                  $5,889,764      30        0.53       $196,325       7.070     359.00         591       78.1
New Jersey                    $42,130,190     183        3.76       $230,220       7.854     359.00         589       75.9


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                 Groups 2 & 3

                         ARM and Fixed $1,121,454,790

                                Detailed Report




-----------------------------------------------------------------------------------------------------------------------------
                                                                State
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
New Mexico                     $4,947,177      30        0.44       $164,906       7.849     355.62         609       80.4
New York                      $58,236,316     200        5.19       $291,182       7.359     357.82         604       75.0
North Carolina                $19,093,037     130        1.70       $146,870       7.944     358.30         599       83.1
North Dakota                   $1,002,576       9        0.09       $111,397       8.721     358.89         587       83.0
Ohio                          $11,385,427      94        1.02       $121,122       8.309     356.18         586       81.6
Oklahoma                       $3,143,592      29        0.28       $108,400       8.312     359.12         595       85.0
Oregon                        $11,744,046      64        1.05       $183,501       7.222     359.11         614       82.5
Pennsylvania                  $20,891,742     145        1.86       $144,081       7.777     355.93         590       80.4
Rhode Island                   $1,927,936       7        0.17       $275,419       8.332     358.77         586       77.1
South Carolina                 $8,427,801      54        0.75       $156,070       8.146     358.98         582       82.6
South Dakota                     $537,188       5        0.05       $107,438       7.848     359.11         606       86.1
Tennessee                     $11,513,615      90        1.03       $127,929       8.049     358.91         605       85.7
Texas                         $44,610,824     353        3.98       $126,376       8.004     353.91         600       81.9
Utah                           $6,941,007      51        0.62       $136,098       7.421     358.87         613       82.7
Vermont                          $855,279       6        0.08       $142,546       7.974     359.15         581       80.6
Virginia                      $33,437,699     145        2.98       $230,605       7.365     358.41         593       79.1
Washington                    $34,430,438     168        3.07       $204,943       7.223     357.03         604       80.4
West Virginia                  $2,498,414      18        0.22       $138,801       8.067     358.58         575       82.2
Wisconsin                      $7,207,943      49        0.64       $147,101       8.433     356.87         602       82.0
Wyoming                        $2,042,436      17        0.18       $120,143       8.161     359.01         595       84.7
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
<= 50.00                      $33,794,043     181        3.01       $186,707       7.066     357.35         582       42.3
50.01 - 55.00                 $18,880,577     100        1.68       $188,806       7.085     358.29         586       52.9
55.01 - 60.00                 $30,195,215     152        2.69       $198,653       7.070     358.31         585       58.0
60.01 - 65.00                 $47,305,489     224        4.22       $211,185       7.113     354.47         588       63.2
65.01 - 70.00                 $67,730,029     304        6.04       $222,796       7.374     358.18         583       68.6
70.01 - 75.00                $110,290,037     480        9.83       $229,771       7.358     358.23         591       73.8
75.01 - 80.00                $455,877,223   2,377       40.65       $191,787       7.280     358.52         616       79.7
80.01 - 85.00                $120,746,583     557       10.77       $216,780       7.578     358.36         588       84.3
85.01 - 90.00                $157,846,847     746       14.08       $211,591       7.853     358.11         598       89.6
90.01 - 95.00                 $45,076,927     250        4.02       $180,308       8.577     358.18         591       94.7
95.01 - 100.00                $33,711,821     220        3.01       $153,236       8.634     358.32         603       99.7
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                 Groups 2 & 3

                         ARM and Fixed $1,121,454,790

                                Detailed Report




-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
<= 4.000                         $224,000       1        0.02       $224,000       4.000     360.00         585       80.0
4.501 - 5.000                  $1,286,215       5        0.11       $257,243       4.951     359.59         578       61.6
5.001 - 5.500                 $14,817,061      46        1.32       $322,110       5.399     359.29         615       68.5
5.501 - 6.000                 $66,751,999     237        5.95       $281,654       5.872     357.56         629       71.6
6.001 - 6.500                $148,182,240     595       13.21       $249,046       6.345     357.92         620       75.9
6.501 - 7.000                $232,408,873   1,044       20.72       $222,614       6.819     358.26         614       77.2
7.001 - 7.500                $176,957,667     875       15.78       $202,237       7.309     358.37         607       78.7
7.501 - 8.000                $182,133,584     984       16.24       $185,095       7.789     357.78         597       80.2
8.001 - 8.500                $106,570,383     606        9.50       $175,859       8.295     358.58         584       80.7
8.501 - 9.000                 $93,829,911     542        8.37       $173,118       8.795     358.59         572       83.4
9.001 - 9.500                 $46,562,519     296        4.15       $157,306       9.289     358.28         564       82.3
9.501 - 10.000                $29,442,089     187        2.63       $157,444       9.783     358.18         558       82.5
10.001 - 10.500               $10,471,908      80        0.93       $130,899      10.295     356.31         561       84.8
10.501 - 11.000                $7,254,759      54        0.65       $134,347      10.770     357.48         556       86.7
11.001 - 11.500                $2,345,563      20        0.21       $117,278      11.362     359.46         561       88.2
11.501 - 12.000                $1,768,578      17        0.16       $104,034      11.756     358.25         543       81.2
12.001 - 12.500                  $447,441       2        0.04       $223,720      12.085     352.94         594       97.3
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
SFR                          $825,660,496   4,206       73.62       $196,305       7.466     358.19         599       78.6
PUD                          $178,981,426     822       15.96       $217,739       7.439     358.13         605       80.3
CND                           $66,649,559     360        5.94       $185,138       7.634     358.58         609       79.3
2 FAM                         $35,069,560     139        3.13       $252,299       7.437     358.50         615       74.8
3 FAM                          $6,420,146      22        0.57       $291,825       7.590     359.31         604       65.7
4 FAM                          $3,150,814      10        0.28       $315,081       8.093     335.57         560       70.3
CNDP                           $2,848,950      15        0.25       $189,930       7.960     359.20         615       79.3
MNF                            $2,673,839      17        0.24       $157,285       8.191     359.17         603       69.7
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                Purpose
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
RCO                          $686,428,794   3,224       61.21       $212,912       7.353     357.82         594       76.3
PUR                          $400,300,327   2,160       35.69       $185,324       7.691     358.95         613       82.6
RNC                           $34,725,670     207        3.10       $167,757       7.449     355.87         605       80.4
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                 Groups 2 & 3

                         ARM and Fixed $1,121,454,790

                                Detailed Report




-----------------------------------------------------------------------------------------------------------------------------
                                                                Occupancy
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
OO                         $1,088,682,496   5,394       97.08       $201,832       7.462     358.13         601       78.8
INV                           $21,556,643     141        1.92       $152,884       7.954     359.10         607       75.1
2H                            $11,215,651      56        1.00       $200,279       7.933     359.16         608       73.5
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                        Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
1 - 120                           $59,343       1        0.01        $59,343       8.125      94.00         598       80.0
121 - 180                      $5,147,358      37        0.46       $139,118       7.299     178.53         615       73.6
181 - 300                        $263,446       4        0.02        $65,861       9.678     280.58         591       77.8
301 - 360                  $1,115,984,644   5,549       99.51       $201,115       7.477     359.02         601       78.7
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
FULL                         $757,750,731   4,024       67.57       $188,308       7.406     358.27         594       79.8
STATED INCOME                $363,603,260   1,566       32.42       $232,186       7.623     357.94         615       76.3
STREAMLINE                       $100,800       1        0.01       $100,800       9.250     360.00         562       90.0
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
801 - 820                        $223,813       1        0.02       $223,813       6.900     359.00         816       80.0
781 - 800                        $646,303       4        0.06       $161,576       6.995     358.77         795       75.9
761 - 780                      $4,227,190      16        0.38       $264,199       6.350     358.96         766       78.2
741 - 760                      $3,610,511      15        0.32       $240,701       6.969     359.26         752       79.8
721 - 740                      $9,194,033      44        0.82       $208,955       7.118     359.09         731       80.0
701 - 720                     $13,159,995      60        1.17       $219,333       6.636     352.67         710       75.7
681 - 700                     $26,403,379     120        2.35       $220,028       6.737     358.22         690       76.5
661 - 680                     $36,867,567     189        3.29       $195,066       6.959     357.04         669       78.4
641 - 660                     $72,056,421     358        6.43       $201,275       6.967     358.23         650       77.3
621 - 640                    $192,051,493     894       17.13       $214,823       7.139     358.31         630       80.3
601 - 620                    $222,464,221   1,078       19.84       $206,368       7.225     357.85         610       80.2
581 - 600                    $190,344,898     961       16.97       $198,070       7.471     358.21         590       80.1
561 - 580                    $138,526,378     683       12.35       $202,820       7.830     358.71         571       79.1


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                 Groups 2 & 3

                         ARM and Fixed $1,121,454,790

                                Detailed Report




-----------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
541 - 560                     $97,310,969     525        8.68       $185,354       8.092     358.64         551       76.7
521 - 540                     $63,501,850     357        5.66       $177,876       8.323     357.74         531       74.8
501 - 520                     $47,741,001     267        4.26       $178,805       8.535     358.62         511       71.3
<= 500                         $3,124,769      19        0.28       $164,462       9.218     359.12         499       77.1
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                Grade
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
A                            $885,759,047   4,403       78.98       $201,172       7.400     358.15         607       79.8
A-                            $70,350,821     311        6.27       $226,208       7.688     358.28         580       77.5
B                             $85,275,107     450        7.60       $189,500       7.744     357.74         579       74.7
C                             $50,092,084     261        4.47       $191,924       7.806     358.40         579       69.9
C-                            $22,769,388     126        2.03       $180,709       7.782     358.76         586       73.5
D                              $7,208,344      40        0.64       $180,209       8.352     359.38         568       70.1
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                        Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
0                            $318,125,130   1,650       28.37       $192,803       7.918     357.94         599       79.3
12                            $61,428,557     252        5.48       $243,764       7.502     359.04         603       76.1
24                           $350,553,379   1,660       31.26       $211,177       7.341     359.06         599       79.1
30                               $491,455       3        0.04       $163,818       7.646     358.00         597       84.7
36                           $292,439,527   1,578       26.08       $185,323       7.375     358.06         599       78.7
60                            $98,416,743     448        8.78       $219,680       6.817     355.44         620       76.7
-----------------------------------------------------------------------------------------------------------------------------
                           $1,121,454,790   5,591      100.00       $200,582       7.477     358.16         601       78.7
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Months to Roll                 (Excludes 920 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                     WA         CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION         MTR         BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
0 - 6                 5        $8,987,184      41        0.97       $219,200       7.114     358.36         556       78.2
7 - 12               11          $146,617       1        0.02       $146,617       7.875     335.00         630       90.0
19 - 24              23      $384,565,601   1,799       41.64       $213,766       7.430     359.05         600       79.2
25 - 31              31        $1,451,741       5        0.16       $290,348       7.393     355.00         583       83.9
32 - 37              35      $528,409,599   2,825       57.21       $187,048       7.697     359.15         596       79.2
-----------------------------------------------------------------------------------------------------------------------------
                             $923,560,742   4,671      100.00       $197,722       7.580     359.09         597       79.2
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                 Groups 2 & 3

                         ARM and Fixed $1,121,454,790

                                Detailed Report




-----------------------------------------------------------------------------------------------------------------------------
                                                        Range of Margin                 (Excludes 920 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $517,823       3        0.06       $172,608       7.210     358.83         573       67.8
3.001 - 4.000                  $5,158,552      24        0.56       $214,940       7.737     359.19         575       81.1
4.001 - 5.000                 $17,934,205      82        1.94       $218,710       6.527     359.26         581       64.5
5.001 - 6.000                $192,030,733     950       20.79       $202,138       7.132     359.21         596       76.1
6.001 - 7.000                $308,726,358   1,425       33.43       $216,650       7.159     359.09         608       78.9
7.001 - 8.000                $259,131,902   1,368       28.06       $189,424       7.818     359.04         599       80.3
8.001 - 9.000                $110,214,160     626       11.93       $176,061       8.603     358.96         579       83.4
9.001 - 10.000                $26,203,782     167        2.84       $156,909       9.415     359.03         561       84.6
10.001 - 11.000                $2,500,554      18        0.27       $138,920      10.431     359.24         571       92.6
11.001 - 12.000                  $742,788       7        0.08       $106,113      10.892     359.38         558       86.2
12.001 - 13.000                  $399,887       1        0.04       $399,887      12.050     359.00         597      100.0
-----------------------------------------------------------------------------------------------------------------------------
6.950                        $923,560,742   4,671      100.00       $197,722       7.580     359.09         597       79.2
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                     Range of Maximum Rates             (Excludes 920 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                  $224,000       1        0.02       $224,000       4.000     360.00         585       80.0
11.001 - 11.500                  $155,829       1        0.02       $155,829       5.500     359.00         573       80.0
11.501 - 12.000                $2,896,510      12        0.31       $241,376       5.478     359.26         618       65.5
12.001 - 12.500               $20,641,720      82        2.24       $251,728       5.841     358.89         602       69.9
12.501 - 13.000               $54,015,275     217        5.85       $248,918       6.144     358.98         615       74.3
13.001 - 13.500              $115,695,228     496       12.53       $233,257       6.522     359.10         614       77.3
13.501 - 14.000              $189,900,905     867       20.56       $219,032       6.937     359.12         610       77.6
14.001 - 14.500              $149,741,028     737       16.21       $203,176       7.419     359.08         604       78.9
14.501 - 15.000              $145,393,112     793       15.74       $183,346       7.878     359.07         596       81.1
15.001 - 15.500               $87,382,897     498        9.46       $175,468       8.374     359.08         584       81.2
15.501 - 16.000               $75,129,077     427        8.13       $175,946       8.825     359.09         570       83.2
16.001 - 16.500               $37,005,047     225        4.01       $164,467       9.300     359.18         565       82.2
16.501 - 17.000               $25,557,991     161        2.77       $158,745       9.798     359.23         557       81.4
17.001 - 17.500                $8,833,673      68        0.96       $129,907      10.308     359.22         560       84.7
17.501 - 18.000                $6,557,309      49        0.71       $133,823      10.776     359.30         554       88.3
18.001 - 18.500                $2,274,087      19        0.25       $119,689      11.363     359.47         562       88.9
18.501 - 19.000                $1,709,612      16        0.19       $106,851      11.750     358.26         541       80.6
19.001 - 19.500                  $447,441       2        0.05       $223,720      12.085     352.94         594       97.3
-----------------------------------------------------------------------------------------------------------------------------
14.460                       $923,560,742   4,671      100.00       $197,722       7.580     359.09         597       79.2
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                 Groups 2 & 3

                         ARM and Fixed $1,121,454,790

                                Detailed Report




-----------------------------------------------------------------------------------------------------------------------------
                                                Initial Periodic Rate Cap               (Excludes 920 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
1.000                         $12,753,385      57        1.38       $223,744       7.285     359.29         567       78.6
1.500                        $765,460,739   3,826       82.88       $200,068       7.558     359.22         599       79.3
2.000                          $7,685,714      41        0.83       $187,456       7.646     358.07         587       77.7
3.000                        $136,844,630     743       14.82       $184,179       7.730     358.41         591       78.8
5.000                            $405,074       2        0.04       $202,537       7.348     358.48         616       80.0
6.000                            $411,200       2        0.04       $205,600       6.571     357.75         622       80.0
-----------------------------------------------------------------------------------------------------------------------------
                             $923,560,742   4,671      100.00       $197,722       7.580     359.09         597       79.2
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                             Subsequent Periodic Rate Cap               (Excludes 920 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
1.000                        $132,951,812     705       14.40       $188,584       7.679     358.52         590       79.1
1.500                        $789,647,328   3,960       85.50       $199,406       7.563     359.18         599       79.2
2.000                            $785,922       5        0.09       $157,184       7.643     358.42         576       74.7
3.000                            $175,679       1        0.02       $175,679       8.750     358.00         576       95.0
-----------------------------------------------------------------------------------------------------------------------------
                             $923,560,742   4,671      100.00       $197,722       7.580     359.09         597       79.2
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Range of Lifetime Rate Floor            (Excludes 920 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
1.001 - 2.000                     $82,431       1        0.01        $82,431       7.900     359.00         582       80.0
2.001 - 3.000                     $88,637       1        0.01        $88,637       7.600     358.00         574       66.4
3.001 - 4.000                    $224,000       1        0.02       $224,000       4.000     360.00         585       80.0
4.001 - 5.000                  $1,286,215       5        0.14       $257,243       4.951     359.59         578       61.6
5.001 - 6.000                 $52,254,388     195        5.66       $267,971       5.801     359.26         612       72.1
6.001 - 7.000                $290,537,998   1,273       31.46       $228,231       6.664     359.11         614       77.1
7.001 - 8.000                $306,573,210   1,572       33.19       $195,021       7.558     359.06         602       79.6
8.001 - 9.000                $182,294,615   1,026       19.74       $177,675       8.531     359.01         578       82.1
9.001 - 10.000                $69,942,994     441        7.57       $158,601       9.479     359.19         561       82.3
> 10.000                      $20,276,254     156        2.20       $129,976      10.738     359.01         559       86.1
-----------------------------------------------------------------------------------------------------------------------------
                             $923,560,742   4,671      100.00       $197,722       7.580     359.09         597       79.2
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                Next Interest Adjustment Date           (Excludes 920 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
12/05                             $39,012       1        0.00        $39,012      11.000     301.00         717       75.0
01/06                            $173,695       3        0.02        $57,898       7.674     339.77         583       92.3
03/06                             $24,133       1        0.00        $24,133       9.500     280.00         637       65.0

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



    [COMPANY LOGO] Countrywide(R)                                         Computational Materials for
-------------------------------------           Countrywide Asset-Backed Certificates, Series 2005-13
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                 Groups 2 & 3

                         ARM and Fixed $1,121,454,790

                                Detailed Report



-----------------------------------------------------------------------------------------------------------------------------
                                                Next Interest Adjustment Date           (Excludes 920 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------

                                CURRENT     # OF        % OF         AVERAGE       GROSS      REMG.                   ORIG
DESCRIPTION                     BALANCE     LOANS       TOTAL        BALANCE       WAC         TERM        FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------
04/06                          $4,998,877      21        0.54       $238,042       7.130     359.00         550       79.4
05/06                          $3,751,467      15        0.41       $250,098       7.011     359.47         561       76.1
10/06                            $146,617       1        0.02       $146,617       7.875     335.00         630       90.0
06/07                          $1,171,042       6        0.13       $195,174       7.755     355.00         604       82.7
07/07                          $1,828,350       6        0.20       $304,725       7.092     356.00         588       83.7
08/07                          $7,793,065      41        0.84       $190,075       7.605     357.03         595       79.5
09/07                         $48,630,232     232        5.27       $209,613       7.394     358.02         593       77.8
10/07                        $234,667,245   1,093       25.41       $214,700       7.463     359.00         600       79.8
11/07                         $90,475,667     421        9.80       $214,907       7.352     360.00         605       78.2
06/08                          $1,451,741       5        0.16       $290,348       7.393     355.00         583       83.9
07/08                          $2,459,786      11        0.27       $223,617       7.441     356.00         603       83.0
08/08                          $6,772,177      37        0.73       $183,032       7.779     357.09         591       82.4
09/08                         $49,075,016     277        5.31       $177,166       7.885     358.08         589       79.3
10/08                        $326,388,765   1,748       35.34       $186,721       7.703     359.00         596       79.6
11/08                        $143,713,855     752       15.56       $191,109       7.621     360.00         597       78.1
-----------------------------------------------------------------------------------------------------------------------------
                             $923,560,742   4,671      100.00       $197,722       7.580     359.09         597       79.2
-----------------------------------------------------------------------------------------------------------------------------

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


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